Exhibit 10.72

TIAA Appl. #AAA3436

PROMISSORY NOTE

$81,000,000.00	Del Mar, California

February 3, 2004

FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership (“Borrower”), having its principal place of business at 12200 West Olympic Boulevard, Suite 200, Los Angeles, CA 90064, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“Lender”), a New York corporation, or order, at Lender’s offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Eighty-One Million and 00/100 Dollars ($81,000,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the “Principal”), in lawful money of the United States of America, with interest on the Principal from and after the date advanced by Lender at the Interest Rate (defined below) in effect from time to time and as otherwise provided herein.

The Principal shall bear interest at a rate per annum equal to: (i) during the period from and including the date hereof and through and including May 3, 2004, two and eighty-eight one hundredths percent (2.88%); (ii) during the period from and including May 4, 2004 and through and including July 31, 2004, the sum of (x) the LIBOR Rate (as defined below) plus (y) 175 basis points; and (iii) during the period from and including August 1, 2004 and through the date that all indebtedness hereunder is paid in full, five and fifty-seven one hundredths percent (5.57%) (the “Fixed Interest Rate,” with the interest rate in effect from time to time pursuant to clause (i), (ii) or (iii) above, as applicable, the “Interest Rate”). As used herein, the term “LIBOR Rate” shall mean the average bid rate quoted for ninety (90) day LIBOR deposits on the page numbered 3750 on the Telerate system determined at 4:00 p.m. Eastern Standard Time on May 3, 2004.

This Promissory Note (this “Note”) evidences a loan (the “Loan”) in the original amount of Eighty-One Million and 00/100 Dollars ($81,000,000.00). This Note is secured by, among other things, an instrument captioned “Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement” (the “Deed of Trust”) and dated the date of this Note, made by Borrower for the benefit of Lender as security for the Loan. All capitalized terms not expressly defined in this Note will have the definitions set forth in the Deed of Trust.

Section 1. Payments of Principal and Interest.

(a) Borrower will make monthly installment payments (“Debt Service Payments”) as follows:

(i) On March 1, 2004, and on the first Business Day of each succeeding calendar month through and including August 1, 2004, payments of accrued interest on the Principal at the Interest Rate; and

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(ii) On September 1, 2004 and on the first Business Day of each succeeding calendar month through and including July 1, 2012, payments in the amount of Four Hundred Sixty Three Thousand Four Hundred Seventy Two and 83/00 Dollars ($463,472.83) (subject to adjustment as provided in Section 2(b)(iii) below), each of which will be applied first to accrued interest on the Principal at the Interest Rate and then to the Principal.

(b) On August 1, 2012 (the “Maturity Date”), Borrower will pay the Principal in full together with accrued interest at the Interest Rate and all other amounts due under the Loan Documents.

(c) In addition to the foregoing, Borrower shall pay to Lender, as long as Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the Principal of the Loan equal to the actual costs of such reserves allocated to the Loan by Lender (as determined by Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on the Loan, provided Borrower shall have received at least 15 days’ prior notice of such additional interest from Lender. If Lender fails to give notice 15 days prior to the relevant date on which interest is payable, such additional interest shall be due and payable on the first date on which interest is otherwise payable under the Loan which is at least 15 days from receipt of such notice.

Section 2. Prepayment Provisions.

(a) The following definitions apply:

“Discount Rate” means the yield on a U.S. Treasury issue selected by Lender, as published in The Wall Street Journal two weeks prior to the date as of which the applicable Prepayment Premium, Evasion Premium or Reconveyance Premium, as the case may be, is calculated (as specified below), having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.

“Default Discount Rate” means the Discount Rate less 300 basis points.

“Discounted Value” means the Discounted Value of a Note Payment based on the following formula:

NP
(1 + R/12)[n]	=	Discounted Value

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where:

NP	=	amount of Note Payment

R	=	Prepayment Discount Rate, Default Discount Rate or Reconveyance Discount Rate, as the case may be.

n	=	the number of months between the date as of which a Prepayment Premium, Evasion Premium or Reconveyance Premium, as the case may be, is calculated (as specified below) and the scheduled date of the Note Payment being discounted rounded to the nearest integer.

“Evasion Premium” means, with respect to any prepayment or Acceleration giving rise to such Evasion Premium that occurs (i) prior to the Permitted Prepayment Date (as defined below), the greater of the following, calculated as of the date of the applicable prepayment or Acceleration: (x) an amount equal to the product of one percent (1%) plus 300 basis points times the Prepayment Date Principal, and (y) the amount by which the sum of the Discounted Values of the Note Payments, determined by using the Default Discount Rate, exceeds the Prepayment Date Principal, and (ii) on or after the Permitted Prepayment Date, an amount equal to the Prepayment Premium. In order to calculate the amount in clause (y) above, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together.

“Note Payments” means (i) the scheduled Debt Service Payments for the period from the date as of which the Prepayment Premium, Evasion Premium or Reconveyance Premium is calculated (as specified below) through the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

“Prepayment Date Principal” means the Principal outstanding under this Note on the date as of which a Prepayment Premium or Evasion Premium is calculated (as specified below).

“Prepayment Discount Rate” means the Discount Rate plus 25 basis points.

“Prepayment Premium” means the greater of the following, calculated as of the date of the applicable prepayment or Acceleration: (i) an amount equal to the product of one percent (1%) times the Prepayment Date Principal and (ii) the amount by which the sum of the Discounted Values of Note Payments, derived by using the Prepayment Discount Rate, exceeds the Prepayment Date Principal. In order to calculate the amount in clause (ii) above, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together.

“Reconveyance Discount Rate” means the Discount Rate plus 25 basis points.

“Reconveyance Premium” means the greater of the following, calculated as of the date of such prepayment: (i) an amount equal to the product of one percent (1%) times the applicable Allocated Loan Amount (as defined in the Deed of Trust) and (ii) the amount by which the sum of the Discounted

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Values of those portions of the Note Payments that are attributable to the Allocated Loan Amount, derived by using the Reconveyance Discount Rate, exceeds such Allocated Loan Amount. In order to calculate the amount in clause (ii) above, that portion of each remaining Note Payment attributable to the Allocated Loan Amount will be discounted and the resulting Discounted Values will be added together.

(b) This Note may not be prepaid in full or in part before the date (the “Permitted Prepayment Date”) that is thirty (30) months after the first date specified in Section 1(a)(i) above. Commencing on the Permitted Prepayment Date, this Note may be prepaid only as follows:

(i) Provided there is no Event of Default, Borrower may prepay this Note in full, but not in part, upon not less than 60 days prior notice to Lender and upon payment in full of the Debt then due and owing on the date of such prepayment, which will include a Prepayment Premium calculated as of the date of such prepayment.

(ii) Provided there is no Event of Default, this Note may be prepaid in full, but not in part, upon payment in full of the Debt then due and owing on the date of such prepayment, without payment of the Prepayment Premium, during the last 90 days of the Term upon not less than 3 Business Days notice to Lender.

(iii) Provided there is no Event of Default, Borrower may prepay this Note, in part, in the amount of the applicable Allocated Loan Amount pursuant to the terms of the Section of the Deed of Trust entitled “Reconveyance Rights,” upon payment in full of such Allocated Loan Amount and all other amounts due and payable under this Note at the time of such prepayment, which will include a Reconveyance Premium calculated as of the date of such prepayment. In the event of any partial prepayment of the Note expressly permitted pursuant to the foregoing, the monthly payments due thereafter under this Note pursuant to Section 1(a)(ii) above shall be reduced so as to equal the monthly payment amount which would fully amortize the then-remaining Principal at the Interest Rate in blended level payments over the number of full calendar months between the date of such partial prepayment and September 1, 2034, all as determined by Lender (provided that, the foregoing provision shall in no event be interpreted as extending the maturity date of the loan beyond the “Maturity Date” set forth in Section 1(b) above).

(c) After an Acceleration or upon any other prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any judgment of foreclosure, any statement of the amount due at the time of foreclosure (including

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foreclosure by power of sale) and any tender of payment made during any redemption period after foreclosure, will include an Evasion Premium, calculated as of the date of the Acceleration or the date of such unpermitted prepayment, as the case may be.

(d) Borrower acknowledges that:

(i) a prepayment of this Note without payment of the Prepayment Premium, Reconveyance Premium or Evasion Premium (the “Premiums”), as applicable, will cause damage to Lender;

(ii) the Premiums are intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid without payment of the applicable Premium;

(iii) it will be extremely difficult and impracticable to ascertain the extent of Lender’s damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

(iv) the Premiums represent Lender and Borrower’s reasonable estimate of Lender’s damages for a prepayment and is not a penalty.

(e) BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT LENDER WOULD NOT LEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE WITHOUT (1) BORROWER’S WAIVER OF ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (2) BORROWER’S AGREEMENT, AS SET FORTH ABOVE, TO PAY LENDER THE APPLICABLE PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED HEREBY FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER OR UNDER THE DEED OF TRUST, INCLUDING WITHOUT LIMITATION A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY ENCUMBERED BY THE DEED OF TRUST WHICH IS NOT PERMITTED THEREBY, AND BORROWER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON BORROWER’S BEHALF TO SEPARATELY EXECUTE THE AGREEMENT CONTAINED IN THIS PARAGRAPH, IN COMPLIANCE WITH CALIFORNIA CIVIL CODE SECTION 2954.10. BY PLACING ITS SIGNATURE BELOW, BORROWER ACKNOWLEDGES THAT (I) THE GENERAL PARTNERS, PRINCIPALS OR MEMBERS, AS THE CASE MAY BE, OF BORROWER ARE KNOWLEDGEABLE REAL ESTATE DEVELOPERS OR INVESTORS, (II) BORROWER FULLY UNDERSTANDS THE EFFECT OF THE ABOVE WAIVER, (III) THE MAKING OF THE LOAN BY LENDER AT THE RATE SET FORTH ABOVE IS SUFFICIENT CONSIDERATION FOR SUCH WAIVER,

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AND (IV) LENDER WOULD NOT MAKE THE LOAN WITHOUT SUCH WAIVER.

KILROY REALTY, L.P., a Delaware limited partnership

By:	KILROY REALTY CORPORATION, a Maryland corporation, its general partner

By:	/s/ Tyler H. Rose

Name:	Tyler H. Rose
Its:	Senior Vice President and Treasurer

By:	/s/ Timothy M. Schoen

Name:	Timothy M. Schoen
Its:	Vice President – Corporate Finance

Section 3. Events of Default:

(a) It is an “Event of Default” under this Note:

(i) if Borrower fails to pay any amount due, as and when required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or

(ii) if an Event of Default occurs under (and as defined in) any other Loan Document.

(b) If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable (“Acceleration”) and exercise any of the other Remedies.

Section 4. Default Rate. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs, and such interest shall be payable upon demand.

Section 5. Late Charges.

(a) If Borrower fails to pay any Debt Service Payment when due and the failure continues for a period of 5 days or more or fails to pay any amount then due and payable under the Loan Documents on the Maturity Date, Borrower agrees to pay to Lender an amount (a “Late Charge”) equal to five cents ($.05) for each one dollar ($1.00) of the delinquent payment.

(b) Borrower acknowledges that:

(i) a delinquent payment will cause damage to Lender;

(ii) the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

(iii) it will be extremely difficult and impracticable to ascertain the extent of Lender’s damages caused by the delinquency; and

(iv) the Late Charge represents Lender and Borrower’s reasonable estimate of Lender’s damages from the delinquency and is not a penalty.

Section 6. Limitation of Liability. This Note is subject to the limitations on liability set forth in the Article of the Deed of Trust entitled “Limitation of Liability”.

Section 7. WAIVERS. IN ADDITION TO THE WAIVERS SET FORTH IN THE ARTICLE OF THE DEED OF TRUST ENTITLED “WAIVERS”, BORROWER WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.

Section 8. Commercial Loan. The Loan is made for the purpose of carrying on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.

Section 9. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a permitted prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be promptly refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

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Section 10. Applicable Law. This Note is governed by and will be construed in accordance with the Laws of California, without regard to conflict of law provisions.

Section 11. Time of the Essence. Time is of the essence with respect to the payment and performance of the Obligations.

Section 12. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

Section 13. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to the Deed of Trust entitled “Rules of Construction”.

Section 14. Mortgage Provisions Incorporated. To the extent not otherwise set forth in this Note, the provisions of the Articles of the Deed of Trust entitled “Expenses and Duty to Defend”, “Waivers”, “Notices”, and “Miscellaneous” and the Section of the Deed of Trust entitled “General Provisions Pertaining to Remedies” are applicable to this Note and deemed incorporated by reference as if set forth at length in this Note.

Section 15. Joint and Several Liability; Successors and Assigns. This Note binds Borrower and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

Section 16. Absolute Obligation. Except for the Section of this Note entitled “Limitation of Liability”, no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Interest Rate and any other amounts due and payable under this Note, as and when required.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.

KILROY REALTY, L.P., a Delaware limited partnership

By:	KILROYREALTY CORPORATION, a Maryland corporation, Its General Partner

	By:	/s/ Tyler H. Rose

	Name:	Tyler H. Rose
	Its:	Senior Vice President and Treasurer

	By:	/s/ Timothy M. Schoen

	Name:	Timothy M. Schoen
	Its:	Vice President – Corporate Finance

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After Recordation This Deed of Trust

Should Be Returned To:

Mayer, Brown, Rowe & Maw LLP

350 South Grand Avenue, 25th Floor

Los Angeles, California 90071-1503

Attn: Louis P. Eatman, Esq.

—————————————SPACE ABOVE THIS LINE FOR RECORDER’S USE———————————

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

made by

KILROY REALTY, L.P., a Delaware limited partnership,

as Borrower

in favor of

CHICAGO TITLE COMPANY,

as Trustee

for the benefit of

TEACHERS INSURANCE AND ANNUITY ASSOCIATION

OF AMERICA,

as Lender

-i-

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING STATEMENT is made this 3rd day of February, 2004, by KILROY REALTY, L.P., a Delaware limited partnership (“Borrower”), having its principal place of business at 12200 West Olympic Boulevard, Suite 200, Los Angeles, CA 90064, in favor of Chicago Title Company (“Trustee”), having an office at 925 “B” Street, San Diego, CA 92101 for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“Lender”), a New York corporation, having an address at 730 Third Avenue, New York, New York 10017.

RECITALS:

A. Lender agreed to make and Borrower agreed to accept a loan (the “Loan”) in the maximum aggregate principal amount of Eighty-One Million Dollars ($81,000,000).

B. To evidence the Loan, Borrower executed and delivered to Lender a promissory note dated the date of this Deed of Trust (the “Note”) in the principal amount of $81,000,000 (with such amount, or so much as is outstanding from time to time under the Note (whichever is less), referred to as the “Principal”), promising to pay the Principal with interest thereon to the order of Lender as respectively set forth in Note and with the balance, if any, of the Debt then outstanding being due and payable on August 1, 2012 (the “Maturity Date”).

C. To secure the Note, Borrower has executed and delivered to Lender this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement (the “Deed of Trust”). Upon any substitution as provided in the Section of this Deed of Trust entitled “Substitution of Properties,” the Substitute Parcel shall be considered part of the Property for all purposes. This Deed of Trust conveys, among other things, Borrower’s fee interest in the real property located in the County of San Diego, State of California, more particularly described in Exhibit A (the “Land”).

ARTICLE 1

DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1. Definitions. Capitalized terms used in this Deed of Trust are defined in Exhibit B or in the text with a cross-reference in Exhibit B.

Section 1.2. Rules of Construction. This Deed of Trust will be interpreted in accordance with the rules of construction set forth in Exhibit C.

ARTICLE 2

GRANTING CLAUSES

Section 2.1. Encumbered Property. Borrower irrevocably grants, mortgages, warrants, conveys, assigns and pledges to Trustee in trust, WITH POWER OF SALE, and grants to Lender a security interest in, the following property, rights, interests and estates now or in the future owned or held by Borrower (the “Property”) for the uses and purposes set forth in this Deed of Trust (capitalized terms used in this Section 2.1 and not otherwise defined in this Deed of Trust have the meaning ascribed to them in the Uniform Commercial Code):

(i)	the Land;

(ii)	all buildings and improvements located on the Land (the “Improvements”);

(iii)	all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, in each instance adjoining or otherwise appurtenant to or benefitting the Land or the Improvements;

(iv)	all materials intended for construction, re-construction, alteration or repair of the Improvements, such materials to be deemed included in the Land and the Improvements immediately on delivery to the Land; all fixtures and personal property that are attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by tenants), including: furniture; furnishings; machinery; motors; elevators; fittings; microwave ovens; refrigerators; office systems and equipment; plumbing, heating, ventilating and air conditioning systems and equipment; maintenance and landscaping equipment; lighting, cooking, laundry, dry cleaning, refrigerating, incinerating and sprinkler systems and equipment; telecommunications systems and equipment; computer or word processing systems and equipment; security systems and equipment; all Goods, including Fixtures, Equipment and Consumer Goods attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by Tenants); and equipment leases for any of the property described in this subsection (the “Fixtures and Personal Property”);

(v)	all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting Borrower or the Land, the Improvements or the Fixtures and Personal Property, expressly excluding the Leases (the “Property Documents”);

(vi)	all Inventory (including all Goods, merchandise, raw materials, incidentals, office supplies and packaging materials) held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, all Documents of title evidencing any part of any of the foregoing and all returned or repossessed Goods arising from or relating to any sale or disposition of Inventory;

(vii)	all General Intangibles relating to the Land, the Improvements or the Fixtures and Personal Property, including choses in action and causes of action (except those personal to Borrower), corporate and other business records, Software, inventions, designs, promotional materials, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, claims for refunds or rebates of taxes, insurance surpluses, refunds or rebates of taxes and any letter of credit, guarantee, claim, security interest or other security held by or granted to Borrower to secure payment by an account debtor of any of the accounts of Borrower arising out of the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, and documents covering all of the foregoing; all accounts, accounts receivable, documents, instruments, money, deposit accounts, funds deposited in accounts established with a bank, savings and loan association, trust company or other financial institution in connection with the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, including any reserve accounts or escrow accounts, and all investments of the funds and other General Intangibles;

(viii)	all awards and other compensation paid after the date of this Deed of Trust for any Condemnation (the “Condemnation Awards”);

(ix)	all proceeds of and all unearned premiums on the Policies arising from or relating to the Property (the “Insurance Proceeds”);

(x)	all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Land, the Improvements or the Fixtures and Personal Property;

(xi)	all books, records and other information, wherever located, which are in Borrower’s possession, custody or control or to which Borrower is entitled at law or in equity and which are related to the Property, including all computer or other equipment used to record, store, manage, manipulate or access the information;

(xii)	all deposits held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments, together with interest thereon, if any (the “Accumulations”), and the account or accounts in which such deposits are or may be held;

(xiii)	without limiting the above, all Goods, Accounts, Documents, Instruments, Money, Deposit Accounts, Chattel Paper, Letter-of-Credit Rights, Investment Property, General Intangibles and Supporting Obligations in any way relating to any of the property described in this Section (including the design, development, construction, improvement, equipping, furnishing, use, operation, management, occupancy, financing or sale thereof); and

(xiv)	all after-acquired title to or remainder or reversion in any of the property described in this Section; all Proceeds (excluding, however, sales or other dispositions of Inventory in the ordinary course of the business of operating the Land or the Improvements), replacements, substitutions, products, accessions and increases within any one or more of the following types of collateral: Goods, Equipment, Inventory, Instruments, Chattel Paper, Letter-of-Credit Rights, Documents, Accounts, Deposit Accounts or General Intangibles, all additions, accessions, and extensions to, improvements of and substitutions or replacements in each case for any of the Property described in this Section; and any and all additional lands, estates, interests, rights or other property acquired by Borrower after the date of this Deed of Trust for use in connection with the Land and Improvements, all without the need for any additional mortgage, assignment, pledge or conveyance to Lender but Borrower will execute and deliver to Lender, upon Lender’s request, any documents reasonably requested by Lender to further evidence the foregoing.

Section 2.2. Habendum Clause. [Intentionally Deleted]

Section 2.3. Security Agreement.

(a) The Property includes both real and personal property and this Deed of Trust is a real property deed of trust and also a “security agreement” and a “financing statement” within the meaning of the Uniform Commercial Code. By executing and delivering this Deed of Trust, Borrower grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that any of the Property may be subject to the Uniform Commercial Code.

(b) Borrower desires and intends that this Deed of Trust also constitute a Fixture Filing between Borrower as debtor and Lender as secured party, as defined in Section 9102 of the California Commercial Code. To this end, Borrower acknowledges that (i) this Deed of Trust covers goods which are or are to become fixtures on the Land; (ii) this Deed of Trust is to be recorded; (iii) Borrower is the record owner of such property; and (iv) products of collateral are also covered. Except as otherwise provided in the Loan Documents and subject to any

Permitted Exceptions and Permitted Liens, no financing statement in favor of any secured party other than Lender covering the personal property described herein or any portion thereof is on file in any public office. Borrower will not remove or permit the removal of the collateral or any part thereof without the prior written permission of Lender, provided that obsolete and worn-out articles may be removed concurrently with the replacement or renewal thereof with property of at least equal value or usefulness in the operation of the Property without Lender’s consent. This Deed of Trust constitutes a fixture filing statement under the Laws of the State of California and for that purpose, (x) the following information is set forth, and (y) Borrower represents that the following information set forth in clauses (i), (v) and (vi) is true and correct:

(i)	The exact legal name and address of Debtor is: Kilroy Realty, L.P., 11220 West Olympic Boulevard, Suite 200, Los Angeles, CA, 90064.

(ii)	Name and address of Secured Party: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, NY, 10017.

(iii)	Description of the types (or items) of property covered by this Financing Statement: all of the property described in subsections

(ii)	through (xiv), inclusive, of the Section entitled “Encumbered Property” described or referred to herein and included as part of the Property.

(iv)	Description of real estate to which collateral is attached or upon which it is located: Described in Exhibit A.

(v)	Federal Identification Number of Debtor: 95-4612685.

(vi)	Debtor’s chief executive office is located in the State of California, and Debtor’s state of organization is the State of Delaware.

Section 2.4. Conditions to Grant. This Deed of Trust is made on the express condition that if Borrower pays and performs the Obligations in full in accordance with the Loan Documents, then unless expressly provided otherwise in the Loan Documents, the Loan Documents will be released at Borrower’s expense.

ARTICLE 3

OBLIGATIONS SECURED

Section 3.1. The Obligations. This Deed of Trust secures the Principal, the Interest, the Late Charges, the Prepayment Premiums, the Expenses, any additional advances made by Lender in connection with the Property or the Loan and all other amounts payable under the Loan Documents (the “Debt”) and also secures both the timely payment of the Debt as and when required and the timely performance of all other obligations and covenants to be performed under the Loan Documents (such payment and performance, collectively, the “Obligations”). Notwithstanding any other provision herein to the contrary, this Deed of Trust does not secure any separate environmental indemnity provided to Lender in connection with the Loan.

ARTICLE 4

TITLE AND AUTHORITY

Section 4.1. Title to the Property.

(a) Subject to the conveyance effectuated by this Deed of Trust, Borrower has and will continue to have good and marketable title in fee simple absolute to the Land and the Improvements and good and marketable title to the Fixtures and Personal Property, all free and clear of liens, encumbrances and charges except the Permitted Exceptions and Permitted Liens. To Borrower’s knowledge, there are no facts or circumstances that might give rise to a lien, encumbrance or charge on the Property that is not a Permitted Exception or Permitted Lien.

(b) Borrower owns and will continue to own all of the other Property free and clear of all liens, encumbrances and charges except the Permitted Exceptions and Permitted Liens.

(c) This Deed of Trust is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to the Permitted Exceptions and Permitted Liens.

Section 4.2. Authority.

(a) Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the Laws of the State of Delaware and (ii) duly qualified to conduct business, in good standing, in the State of California.

(b) Borrower has and will continue to have all approvals required by Law or otherwise and full right, power and authority to (i) own and operate the Property and carry on Borrower’s business as now conducted or as proposed to be conducted; (ii) execute and deliver the Loan Documents; (iii) grant, mortgage, warrant the title to, convey, assign and pledge the Property to Lender pursuant to the provisions of this Deed of Trust; and (iv) perform the Obligations.

(c) The execution and delivery of the Loan Documents and the performance of the Obligations do not and will not conflict with or result in a default under any Laws or any Leases or Property Documents and do not and will not conflict with or result in a default under any agreement binding upon Borrower.

(d) The Loan Documents constitute and will continue to constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

(e) Borrower has not changed its legal name or the state of organization, as set forth in Section 2.3, in the four (4) months prior to the date hereof, except as Borrower has disclosed any such change to Lender in writing and delivered to Lender appropriate Uniform Commercial Code search reports in connection therewith.

(f) Borrower has not (i) merged with or into any other entity or otherwise been involved in any reorganization or (ii) acquired substantially all of the assets of any other entity where Borrower became subject to the obligations of such entity, in each case for a period of one year ending on the date hereof, except as Borrower has disclosed any such change, merger, reorganization or acquisition to Lender in writing and delivered to Lender appropriate Uniform Commercial Code search reports in connection therewith.

Section 4.3. No Foreign Person. Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Code.

Section 4.4. Litigation. There are no Proceedings (other than Proceedings the defense of which, and any liability potentially arising from which, is covered by insurance) or, to Borrower’s knowledge, investigations against or affecting Borrower or the Property and, to Borrower’s knowledge, there are no facts or circumstances that Borrower has any reason to expect might give rise to a Proceeding or an investigation against or affecting Borrower or the Property. Borrower will give Lender prompt notice of the commencement of any Proceeding or investigation against or affecting the Property or Borrower which could have a material adverse effect on the Property or on Lender’s interests in the Property or under the Loan Documents. Borrower also will deliver to Lender such additional information relating to the Proceeding or investigation as Lender may request from time to time.

ARTICLE 5

PROPERTY STATUS, MAINTENANCE AND LEASES

Section 5.1. Status of the Property.

(a) Borrower has obtained and will maintain in full force and effect all certificates, licenses, permits and approvals that are issued or required by Law or by any entity having jurisdiction over the Property or over Borrower or that are necessary for the Permitted Use, for occupancy and operation of the Property for the conveyance described in this Deed of Trust and for the conduct of Borrower’s business on the Property in accordance with the Permitted Use.

(b) The Property is and will continue to be serviced by all public utilities required for the Permitted Use of the Property.

(c) All roads and streets necessary for service of and access to the Property for the current or contemplated use of the Property have been completed and are, and to the best of Borrower’s knowledge will continue to be, serviceable, physically open and dedicated to and accepted by the Government for use by the public.

(d) The Property is free from damage caused by a Casualty.

(e) All costs and expenses of labor, materials, supplies and equipment used in the construction of the Improvements and due and owing as of the date hereof have been paid in full.

Section 5.2. Maintenance of the Property. Borrower will maintain the Property in thorough repair and good and safe condition, subject to ordinary wear and tear, suitable for the Permitted Use, including, to the extent necessary, replacing the Fixtures and Personal Property with property at least equal in quality and condition to that being replaced and free of liens other than Permitted Exceptions and Permitted Liens. Borrower will not erect any new buildings, building additions or other structures on the Land or otherwise materially alter the Improvements without Lender’s prior consent which may be withheld in Lender’s sole discretion. In the event Borrower does not manage the Property directly, the Property will be managed by a property manager satisfactory to Lender pursuant to a management agreement satisfactory to Lender and terminable by Borrower upon 30 days’ notice to the property manager.

Section 5.3. Change in Use. Borrower will use and permit the use of the Property for the Permitted Use and for no other purpose.

Section 5.4. Waste. Borrower will not, without Lender’s prior consent which may be withheld in Lender’s sole discretion, (i) commit or permit any waste (excluding economic and non-physical waste), impairment or deterioration of the Property or any alteration, demolition or (except as may be permitted by the provisions of this Deed of Trust) removal of any of the Property, or (ii) commit, or permit any of Borrower’s agents to commit, any economic or non-physical waste.

Section 5.5. Inspection of the Property. Subject to the rights of tenants under the Leases, Lender and its agents, attorneys, employees and contractors have the right to enter and inspect the Property on reasonable prior notice, during regular business hours, except during the existence of an Event of Default, when no prior notice is necessary. Borrower shall cooperate in such entries and inspections as Lender may request. Lender has the right to engage an independent expert to review and report on Borrower’s compliance with Borrower’s obligations under this Deed of Trust to maintain the Property, comply with Law and refrain from waste, impairment or deterioration of the Property and the alteration, demolition or removal of any of the Property except as may be permitted by the provisions of this Deed of Trust. If the independent expert’s report discloses material failure to comply with such obligations or if Lender engages the independent expert after the occurrence of an Event of Default, then the independent expert’s review and report will be at Borrower’s expense, payable on demand.

Section 5.6. Leases and Rents.

(a) Borrower assigns the Leases and the Rents to Lender absolutely and unconditionally and not merely as additional collateral or security for the payment and performance of the Obligations, but subject to a license back to Borrower of the right to collect, receive and use the Rents unless and until an Event of Default occurs at which time the license will terminate automatically, all as more particularly set forth in the Assignment, the provisions of which are incorporated in this Deed of Trust by reference.

(b) Borrower appoints Lender as Borrower’s attorney-in-fact to execute unilaterally and record, at Lender’s election, a document subordinating this Deed of Trust to the Leases, provided that the subordination will not affect (i) the priority of Lender’s entitlement to Insurance Proceeds or Condemnation Awards or (ii) the priority of this Deed of Trust over intervening liens or liens arising under or with respect to the Leases.

Section 5.7. Parking. Borrower will provide, maintain, police and light parking areas within the Property, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate, for the exclusive use of the Property and that certain adjacent property described as “Parcel K” (and also referred to as Parcel 5 of Parcel Map 18350) (the “Adjacent Office Building Parcel”) in that certain “Agreement between Landowners including Covenants, Conditions and Restrictions and Grants of Easements for Carmel Center and Including Amendment and Restatement of Former Declaration and Termination of Prior Grants of Easements” recorded in the Official Records of San Diego County on March 25, 2002 as Document No. 2002-0245385 (as amended, the “CC&R’s”), the greatest of: (i) the number of parking spaces required by Law; (ii) the number of parking spaces required by the Leases and the Property Documents; or (iii) a number of parking spaces equal to the product of (x) 3.5 multiplied by (y) the aggregate number of square feet of gross floor area on the Property and on the Adjacent Office Building Parcel divided by 1,000; provided that, Borrower may make 125 of the parking spaces on the Property available for the use of Parcels C & D to the extent required under (and as defined in) the CC&R’s (which right shall in no event be deemed as limiting Borrower’s obligation to provide the minimum number of spaces set forth in clauses (i), (ii) and (iii) above). In furtherance and not in limitation of the foregoing, in no event shall Borrower consent to, or permit, any restriction on the use of the parking spaces located on the Property that makes a disproportionately large number of parking spaces (based on the number of square feet of gross floor area) available to users of the Adjacent Office Building Parcel (or, in the event any portion of the Property is at any time released from the lien of this Deed of Trust, to users of such released portion of the Property). The parking areas will be reserved and used exclusively for ingress, egress and parking for Borrower and the tenants under the Leases and their respective employees, customers and invitees and in accordance with the Leases and the Property Documents.

Section 5.8. Separate Tax Lot. The Property is and will remain assessed for real estate tax purposes as one or more wholly independent tax lots, separate from any property that is not part of the Property.

Section 5.9. Changes in Zoning or Restrictive Covenants. Borrower will not (i) initiate, join in or consent to any change in any Laws pertaining to zoning, any restrictive covenant or other restriction which would restrict the Permitted Uses for the Property; (ii) permit the Property to be used to fulfill any requirements of Law for property that is not part of the Property, including any such requirements for the construction or maintenance of any improvements on or for the benefit of property that is not part of the Property; (iii) permit the Property to be used for any purpose not included in the Permitted Use; or (iv) impair the integrity of the Property as a single, legally subdivided zoning lot separate from all other property.

Section 5.10. Lender’s Right to Appear. Lender has the right to appear in and defend any Proceeding brought regarding the Property and to bring any Proceeding, in the name and on behalf of Borrower or in Lender’s name, which Lender, in its sole discretion, determines should be brought to protect Lender’s interest in the Property.

ARTICLE 6

IMPOSITIONS AND ACCUMULATIONS

Section 6.1. Impositions.

(a) Subject to Borrower’s right to contest Taxes and Assessments as provided below, Borrower will pay each Imposition before the date (the “Imposition Penalty Date”) that is the earlier of (i) the date on which the Imposition becomes delinquent and (ii) the date on which any penalty, interest or charge for non-payment of the Imposition accrues.

(b) Borrower, at its own expense, may contest any Imposition, provided that the following conditions are met:

(i)	not less than 30 days prior to the Imposition Penalty Date, Borrower delivers to Lender notice of the proposed contest;

(ii)	the contest is by a Proceeding promptly initiated and conducted diligently and in good faith;

(iii)	there is no Event of Default;

(iv)	the Proceeding suspends the collection and enforcement of the contested Taxes or Assessments;

(v)	the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

(vi)	Lender does not reasonably believe that, as a result of such contest or the non-payment of an Imposition during the pendency of such contest, (A) Borrower may be subject to the imposition of criminal or civil penalties, (B) the Property may be subject to sale or forfeiture, or (C) Lender may be subject to any civil suit; and

(vii)	Borrower either deposits with the Accumulations Depositary reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the contested Taxes or Assessments, together with all interest and penalties or Borrower pays all of the contested Taxes or Assessments under protest.

Section 6.2. Installment Payments. If any Assessment is billed separately from the Taxes and is payable in installments, Borrower will nevertheless pay the Assessment in its entirety on the day the first installment becomes due and payable or a lien, unless Lender approves payment of the Assessment in installments.

Section 6.3. Accumulations.

(a) Borrower has made or shall make an initial deposit with either Lender or a mortgage servicer or financial institution designated or approved by Lender from time to time (Lender, or such mortgage servicer or financial institution, as applicable, the “Accumulations Depositary”), acting on behalf of Lender as Lender’s agent or otherwise such that Lender is the “customer”, as defined in the Uniform Commercial Code, of the depository bank with respect to the deposit account into which the Accumulations are deposited, to receive, hold and disburse the Accumulations in accordance with this Section and a Real Estate Tax Pledge and Security Agreement of even date herewith (the “Impound Agreement”). On the first Business Day of each calendar month commencing on the first date specified in Section 1(a)(i) of the Note, Borrower will deposit with the Accumulations Depositary an amount equal to one-twelfth of the annual Taxes and Assessments as determined by Lender or its designee. Borrower will deliver to the Accumulations Depositary any bills and other documents that are necessary to pay the Taxes and Assessments, and will do so sufficiently in advance of the Imposition Penalty Date that the payments will be made timely by the Accumulations Depositary as required by this Deed of Trust and the Impound Agreement. Borrower will deliver to Lender copies of all bills for Taxes and/or Assessments within 30 days of Borrower’s receipt thereof.

(b) The Accumulations will be applied to the payment of Taxes and Assessments. Any excess Accumulations after payment of Taxes and Assessments and not applied by Lender to the Debt will remain on deposit with the Accumulations Depositary, and will be taken into account by Lender in determining the amounts required to be deposited by Borrower with the Accumulations Depositary pursuant to the Impound Agreement. If the Accumulations are not sufficient to pay Taxes and Assessments, Borrower will pay the deficiency to the Accumulations Depositary within the time periods specified in the Impound Agreement.

(c) The Accumulations Depositary will hold the Accumulations as security for the Obligations until applied in accordance with the provisions of this Deed of Trust and the Impound Agreement. If Lender is not the Accumulations Depositary, the Accumulations Depositary will deliver the Accumulations to Lender upon Lender’s demand at any time after an Event of Default.

(d) If the Property is sold or conveyed other than by foreclosure or transfer in lieu of foreclosure, and any portion of the indebtedness secured hereby remains outstanding after such sale or conveyance, then all right, title and interest of Borrower in and to the Accumulations will automatically, and without necessity of further assignment, be held for the account of the new owner, subject to the provisions of this Section, and Borrower will have no further interest in the Accumulations.

(e) The Accumulations Depositary has deposited the initial deposit and will deposit any monthly deposits into a separate interest bearing account with Lender denominated as secured party, all in accordance with the Impound Agreement.’

(f) At any time after an Event of Default has occurred, Lender has the right to pay, or to direct the Accumulations Depositary to pay, any Taxes or Assessments unless Borrower is contesting the Taxes or Assessments in accordance with the provisions of this Deed of Trust, in which event any payment of the contested Taxes or Assessments will be made under protest in the manner prescribed by Law or, at Lender’s election, will be withheld.

(g) If Lender assigns this Deed of Trust, Lender will pay, or cause the Accumulations Depositary to pay, the unapplied balance of the Accumulations to or at the direction of the assignee. Simultaneously with the payment, Lender and the Accumulations Depositary will be released from all liability with respect to the Accumulations and Borrower will look solely to the assignee with respect to the Accumulations. When the Obligations have been fully satisfied, any unapplied balance of the Accumulations will be returned to Borrower. At any time after an

Event of Default occurs, Lender may apply the Accumulations as a credit against any portion of the Debt selected by Lender in its sole discretion.

Section 6.4. Changes in Tax Laws. If a Law requires the deduction of the Debt from the value of the Property for the purpose of taxation or imposes a tax, either directly or indirectly, on the Debt, any Loan Document or Lender’s interest in the Property, Borrower will pay the tax with interest and penalties, if any. If Lender determines, based on an opinion of counsel, that Borrower’s payment of the tax may be unlawful, unenforceable, usurious or taxable to Lender, the Debt will become immediately due and payable on 60 days’ prior notice unless the tax must be paid within the 60-day period, in which case the Debt will be due and payable within such lesser period.

ARTICLE 7

INSURANCE, CASUALTY, CONDEMNATION

AND RESTORATION

Section 7.1. Insurance Coverages.

(a) Borrower will maintain such insurance coverages and endorsements in form and substance and in amounts as Lender may require, in its sole discretion, from time to time. Until Lender notifies Borrower of changes in Lender’s requirements, Borrower will maintain not less than the insurance coverages and endorsements Lender required for closing of the Loan. In furtherance and not in limitation of the foregoing, until such time as all amounts payable by Borrower under the Loan Documents have been paid in full, Borrower shall at all times carry:

(i)	earthquake insurance covering the Property in amount equal to or greater than the “probable maximum loss,” as determined by Lender’s consultant, multiplied by the insurable value of the Property; provided that, if the cost of such earthquake insurance exceeds, in any year, an amount equal to 133% of the cost of such earthquake insurance for the immediately preceding year, then the foregoing minimum coverage amount applicable to the Property shall not apply, and Borrower shall instead be required to carry earthquake insurance covering all properties owned by Borrower at such time, on a blanket basis, in an amount equal to or greater than the least of: (1) $25,000,000 (with such amount to be adjusted by Lender, in its reasonable discretion, for inflation), (2) that amount of coverage that can be purchased for an amount equal to 133% of the cost of such insurance for the immediately preceding year, and (3) such other amount as Borrower and Lender may mutually agree upon, in writing; and

(ii)	terrorism insurance covering the Property and insuring “certified terrorism acts” (as defined in the Terrorism Risk Insurance Act of 2002); provided that, (A) Borrower shall not be required to carry terrorism insurance with respect to the Property if such insurance is not commercially available, in any year, for a premium amount that is less than or equal to 33% of the aggregate amount of the Allocable Insurance Premium Amount (excluding that portion of such amount attributable to earthquake insurance).

(b) The insurance, including renewals, required under this Section will be issued on valid and enforceable policies and endorsements satisfactory to Lender (the “Policies”). Each Policy will contain a standard waiver of subrogation (where applicable) and a replacement cost endorsement and will provide that Lender will receive not less than 30 days’ prior written notice of any cancellation, termination or non-renewal of a Policy or any material change other than an increase in coverage and that Lender will be named under a standard mortgagee endorsement as loss payee.

(c) The insurance companies issuing the Policies (the “Insurers”) must be authorized to do business in the State of California, must have been in business for at least 5 years, must carry an A.M. Best Company, Inc. policy holder rating of A or better and an A.M. Best Company, Inc. financial category rating of Class X (or, with respect to providers of earthquake insurance only, Class VIII) or better and must be otherwise satisfactory to Lender. Lender may select an alternative credit rating agency and may impose different credit rating standards for the Insurers. Notwithstanding Lender’s right to approve the Insurers and to establish credit rating standards for the Insurers, Lender will not be responsible for the solvency of any Insurer.

(d) Notwithstanding Lender’s rights under this Article, Lender will not be liable for any loss, damage or injury resulting from the inadequacy or lack of any insurance coverage.

(e) Borrower will comply with the provisions of the Policies and with the requirements, notices and demands imposed by the Insurers and applicable to Borrower or the Property.

(f) Borrower will pay the Insurance Premiums for each Policy not less than 30 days before the expiration date of the Policy being replaced or renewed and will deliver to Lender an original or, if a blanket policy, a certified copy of each Policy marked “Paid” not less than 15 days prior to the expiration date of the Policy being replaced or renewed; provided, however, that if an Insurer permits payment of the Insurance Premium on a Policy in installments, Borrower may elect to pay in installments, in which event Borrower will timely pay each such installment when due and will deliver to Lender, not more than 30 days after payment of the first such installment, the Insurer’s written acknowledgment of receipt of payment of such installment together with a schedule of all installment amounts and due dates.

(g) Borrower will not carry separate insurance concurrent in kind or form or contributing in the event of loss with any other insurance carried by Borrower.

(h) Borrower will not carry any of the insurance required under this Section on a blanket or umbrella policy without in each instance Lender’s prior approval. If Lender approves, Borrower will deliver to Lender a certified copy of the blanket policy which will allocate to the Property the amount of coverage required under this Section and otherwise will provide the same coverage and protection as would a separate policy insuring only the Property.

(i) Borrower will give the Insurers prompt notice of any change in ownership or occupancy of the Property. This subsection does not abrogate the prohibitions on transfers set forth in this Deed of Trust.

(j) If the Property is sold at a foreclosure sale or otherwise is transferred so as to extinguish the Obligations, all of Borrower’s right, title and interest in and to the Policies then in force will be transferred automatically to the purchaser or transferee.

Section 7.2. Casualty and Condemnation.

(a) Upon recordation of this Deed of Trust and periodically thereafter as may be necessary, Borrower will instruct the Insurers in writing to give written notice to Lender of each claim relating to the Property that is made under a Policy promptly after such claim is made. Borrower will give Lender notice of any Casualty as to which the cost of Restoration would exceed $25,000 and for which a claim will not be made under a Policy, immediately after such Casualty occurs, and will give Lender notice of any Condemnation Proceeding immediately after Borrower receives notice of commencement or notice that such a Condemnation Proceeding will be commencing. Borrower immediately will deliver to Lender copies of all documents Borrower delivers or receives relating to the Casualty or the Condemnation Proceeding, as the case may be.

(b) Borrower authorizes Lender, at Lender’s option, to act on Borrower’s behalf to collect, adjust and compromise any claims for loss, damage or destruction under the Policies on such terms as Lender determines in Lender’s sole discretion. Borrower authorizes Lender to act, at Lender’s option, on Borrower’s behalf in connection with any Condemnation Proceeding. Borrower will execute and deliver to Lender all documents requested by Lender and all documents as may be required by Law to confirm such authorizations. Nothing in this Section will be construed to limit or prevent Lender from joining with Borrower either as a co-defendant or as a co-plaintiff in any Condemnation Proceeding.

(c) If Lender elects not to act on Borrower’s behalf as provided in this Section, then Borrower promptly will, diligently, in good faith and in a commercially reasonable manner, file and prosecute all claims (including Lender’s claims) relating to the Casualty and will prosecute or defend (including defense of Lender’s interest) any Condemnation Proceeding. Borrower will have the authority to settle or compromise the claims or Condemnation Proceeding, as the case may be, provided that Lender has approved in Lender’s sole discretion any compromise or settlement that exceeds the then-applicable Destruction Event Threshold. If a check for Insurance Proceeds or Condemnation Awards, as the case may be (the “Proceeds”), is in payment of all or any part of a Casualty claim or a Condemnation Award which is in excess of the then-applicable Destruction Event Threshold (irrespective of whether such check is itself in excess of such Destruction Event Threshold), such check will be made payable to Lender and Borrower. Borrower will endorse any such check to Lender immediately upon Lender presenting the check to Borrower for endorsement or, if Borrower receives the check first, will endorse the check immediately upon receipt and forward it to Lender. If any Proceeds are paid to Borrower in payment of all or any part of a Casualty claim or Condemnation Award which is in excess of the then-applicable Destruction Event Threshold (irrespective of whether such Proceeds are themselves in excess of such Destruction Event Threshold), Borrower immediately will deposit the entire Proceeds with Lender, to be applied or disbursed in accordance with the provisions of this Deed of Trust. Lender will be responsible for only the Proceeds actually received by Lender.

Section 7.3. Application of Proceeds. After deducting the costs incurred by Lender in collecting the Proceeds, Lender may, in its sole discretion, (i) apply the Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion; (ii) apply the Proceeds to restore the Improvements, provided that Lender will not be obligated to see to the proper application of the Proceeds, and provided further that any amounts released for Restoration will not be deemed a payment on the Debt; or (iii) deliver the Proceeds to Borrower.

Section 7.4. Conditions to Availability of Proceeds for Restoration. Notwithstanding the preceding Section, after a Casualty or a Condemnation (a “Destruction Event”), Lender will make the Proceeds (less any costs incurred by Lender in collecting the Proceeds) available for Restoration in accordance with the conditions for disbursements set forth in the Section entitled “Restoration”, provided that the following conditions are met:

(i)	Kilroy Realty, L.P., a Delaware limited partnership, or the transferee under a Permitted Transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;

(ii)	no Event of Default exists at the time of the Destruction Event and no Event of Default has occurred during the 12 months prior to the Destruction Event;

(iii)	all Leases in effect immediately prior to the Destruction Event and all Property Documents in effect immediately prior to the Destruction Event that are essential to the use and operation of the Property continue in full force and effect notwithstanding the Destruction Event;

(iv)	if the Destruction Event is a Condemnation, Borrower delivers to Lender evidence satisfactory to Lender that the Improvements can be restored to an economically and architecturally viable unit;

(v)	Borrower delivers to Lender evidence satisfactory to Lender that the Proceeds are sufficient to complete Restoration or, if the Proceeds are insufficient to complete Restoration, Borrower first (A) deposits with Lender funds (“Additional Funds”) that when added to the Proceeds will be sufficient to complete Restoration (and Lender shall maintain the Additional Funds in an interest-bearing account under a disbursement and security agreement satisfactory to Lender), or (B) delivers an unconditional irrevocable clean sight draft letter of credit in commercially reasonable form in such amount;

(vi)	if the Destruction Event is a Casualty, Borrower delivers to Lender evidence satisfactory to Lender that the Insurer under each affected Policy has not denied liability under the Policy as to Borrower or the insured under the Policy;

(vii)	Lender is satisfied that the proceeds of any business interruption insurance in effect together with other available gross revenues from the Property are sufficient to pay Debt Service Payments on the Note after paying the Impositions, Allocable Insurance Premium Amount, reasonable and customary operating expenses and capital expenditures until Restoration is complete;

(viii)	Lender is satisfied that Restoration will be completed on or before the date (the “Restoration Completion Date”) that is the earliest of: (A) 12 months prior to the Maturity Date; (B) 12 months after the Destruction Event; (C) the earliest date required for completion of Restoration under any Lease or any Property Document; or (D) any date required by Law; and

(ix)	the annual Rents (excluding security deposits) under Leases in effect on the date of the Destruction Event are providing a debt service coverage ratio for the annual Debt Service Payments on the Note of 1.15:1.0 after payment of the annual Allocable Insurance Premium Amount, and annual Impositions and operating expenses of the Property (including ground rent, if any), provided that, if the Rents do not provide such debt service coverage, then Borrower expressly authorizes and directs Lender to apply an amount from the Proceeds to reduction of the principal amount of the Note in order to reduce the annual Debt Service Payments on the Note sufficiently for such debt service coverage to be achieved. The reduction of the Debt Service Payments will be calculated using the Fixed Interest Rate, and an amortization schedule that will achieve the same proportionate amortization of the reduced principal amount of the Note over the then remaining Term as would have been achieved if the principal amount of the Note and the originally scheduled Debt Service Payments on the Note had not been reduced. Borrower will execute any documentation that Lender deems reasonably necessary to evidence the reduced principal amount and debt service payments of the Note.

Section 7.5. Restoration.

(a) If the total Proceeds for any Destruction Event are less than the then-applicable Destruction Event Threshold and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will promptly disburse to Borrower the entire amount received by Lender (or will promptly endorse and deliver to Borrower any check for any such Proceeds which is payable to Lender and is received by Lender or is presented by Borrower to Lender for such endorsement) and Borrower will commence Restoration promptly after the Destruction Event and complete Restoration not later than the Restoration Completion Date.

(b) If the Proceeds for any Destruction Event are in payment of all or any part of a Casualty claim or Condemnation Award which is in excess of the then-applicable Destruction Event Threshold (irrespective of whether such Proceeds are themselves in excess of such Destruction Event Threshold) and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse all such Proceeds and any Additional Funds (the “Restoration Funds”) upon Borrower’s request as Restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs, provided that the following conditions are met:

(i)	Borrower commences Restoration promptly after the Destruction Event and Lender and Borrower (each in its reasonable, good faith judgment) expect that Restoration will be completed on or before the Restoration Completion Date;

(ii)	if Lender requests, Borrower delivers to Lender prior to commencing Restoration, for Lender’s approval, plans and specifications and a detailed budget for the Restoration;

(iii)	Borrower delivers to Lender satisfactory evidence of the costs of Restoration incurred prior to the date of the request, and such other documents as Lender may request, including mechanics’ lien waivers and title insurance endorsements;

(iv)	Borrower pays all costs of Restoration whether or not the Restoration Funds are sufficient and, if at any time during Restoration, Lender determines that the undisbursed balance of the Restoration Funds is insufficient to complete Restoration, Borrower deposits with Lender, as part of the Restoration Funds, an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender; and

(v)	No Event of Default exists (or will result from the requested disbursement) under the Loan Documents at the time Borrower requests funds or at the time Lender disburses funds.

(c) If an Event of Default occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for Restoration and may apply any remaining Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion.

(d) Lender may elect at any time prior to commencement of Restoration or while work is in progress to retain, at Borrower’s expense, an independent engineer or other consultant to review the plans and specifications, to inspect the work as it progresses and to provide reports. If any matter included in a report by the engineer or consultant is unsatisfactory to Lender, Lender may suspend disbursement of the Restoration Funds until the unsatisfactory matters contained in the report are resolved to Lender’s satisfaction.

(e) If Borrower fails to commence and complete Restoration in accordance with the terms of this Article, then in addition to the Remedies, Lender may elect to restore the Improvements on Borrower’s behalf and reimburse itself out of the Restoration Funds for costs and expenses incurred by Lender in restoring the Improvements, or Lender may apply the Restoration Funds as a credit against any portion of the Debt selected by Lender in its sole discretion.

(f) Lender may commingle the Restoration Funds with its general assets. Lender will not hold any Restoration Funds in trust. Lender may elect to deposit the Restoration Funds in an interest-bearing account with a depositary satisfactory to Lender under a disbursement and security agreement satisfactory to Lender.

(g) Borrower will pay all of Lender’s reasonable expenses incurred in connection with a Destruction Event or Restoration. If Borrower fails to do so, then in addition to the Remedies, Lender may from time to time reimburse itself out of the Restoration Funds.

(h) If any excess Proceeds remains after Restoration, Lender may elect, in its sole discretion, either to apply the excess as a credit against any portion of the Debt as selected by Lender in its sole discretion or to deliver the excess to Borrower.

ARTICLE 8

COMPLIANCE WITH LAW AND AGREEMENTS

Section 8.1. Compliance with Law. Borrower, the Property and the use of the Property comply and will continue to comply with Law and with all agreements and conditions necessary to preserve and extend all rights, licenses, permits, privileges, franchises and concessions (including zoning variances, special exceptions and non-conforming uses) relating to the Property or Borrower, in each case the violation of which could be reasonably expected to have a material adverse effect on Borrower, the Property or Lender’s interests therein. Borrower will notify Lender of the commencement of any investigation or Proceeding relating to an alleged violation of Law in connection with the Property or Borrower immediately after Borrower receives notice thereof and will deliver promptly to Lender copies of all documents Borrower receives or delivers in connection with the investigation or Proceeding. Borrower will not alter the Property in any manner that would increase Borrower’s responsibilities for compliance with Law.

Section 8.2. Compliance with Agreements. There are no defaults, events of defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under any material Property Document, which event of default could be reasonably expected to have a material adverse effect on Borrower, the Property or Lender’s interests therein. Borrower will pay and perform all of its obligations under all material Property Documents as and when required thereby. Borrower will use its commercially reasonable best efforts to cause all other parties to all material Property Documents to pay and perform their obligations thereunder as and when required thereby. Borrower will not amend or waive any material provisions of any material Property Document; exercise any material options under any material Property Document; give any approval required or permitted under any material Property Document that would adversely affect the Property or Lender’s rights and interests under the Loan Documents; cancel or surrender any material Property Document; or release or discharge or permit the release or discharge of any party to or entity bound by any material Property Document, without, in each instance, Lender’s prior approval (excepting therefrom all service contracts or other agreements entered into in the normal course of business that are cancelable upon not more than 30 days’ notice), which approval shall not be unreasonably withheld or delayed. Borrower promptly will deliver to Lender copies of any notices of default or of termination that Borrower receives or delivers relating to any material Property Document.

Section 8.3. ERISA Compliance.

(a) Neither Borrower nor any of Borrower’s constituent entities is or will be an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) that is subject to Title I of ERISA or a “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and none of the assets of Borrower are or will constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

(b) Borrower is not and will continue not to be a “governmental plan” within the meaning of Section 3(32) of ERISA and transactions by or with Borrower are not and will not be subject to any Laws regulating investments of and fiduciary obligations with respect to governmental plans.

(c) Borrower will not engage in any transaction which would cause any obligation or any action under the Loan Documents, including Lender’s exercise of the Remedies, to be a non-exempt prohibited transaction under ERISA.

Section 8.4. Anti-Terrorism.

(a)	None of Borrower, KRC or (to Borrower’s knowledge without investigation) their respective constituents or affiliates are in violation of any Laws relating to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (as amended, the “Executive Order”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56, as amended, the “Patriot Act”).

(b)	None of Borrower, KRC, or (to Borrower’s knowledge without investigation) any of their respective constituents or affiliates, or any of their respective brokers or other agents acting or benefiting in any capacity in connection with the Loan, is a “Prohibited Person” which is defined as follows:

(i)	a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to the Executive Order;

(ii)	a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii)	a person or entity with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering Law, including the Executive Order and the Patriot Act;

(iv)	a person or entity who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; and

(v)	a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/t11sdn.pdf or at any replacement website or other replacement official publication of such list.

(c)	None of Borrower, KRC, or (to Borrower’s knowledge without investigation) any of their respective affiliates or constituents, or any of their respective brokers or other agents acting in any capacity in connection with the Loan is or will knowingly (i) conduct any business or engage in any transaction or dealing with any Prohibited Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order or the Patriot Act.

Borrower covenants and agrees to deliver to Lender any certification or other evidence requested from time to time by Lender in its sole discretion confirming Borrower’s compliance with this Section 8.4.

Section 8.5.   Section 6045(e) Filing. Borrower will supply or cause to be supplied to Lender either (i) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Borrower’s attorney or other person responsible for the preparation of the form, together with a certificate from the person who prepared the form to the effect that the form has, to the best of the preparer’s knowledge, been accurately prepared and that the preparer will timely file the form; or (ii) a certification from Borrower that the Loan is a refinancing of the Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Under no circumstances will Lender or Lender’s counsel be obligated to file the reports or returns.

ARTICLE 9

ENVIRONMENTAL

Section 9.1.   Environmental Representations and Warranties. Except as disclosed in the Environmental Report and to Borrower’s knowledge as of the date of this Deed of Trust:

(i)	no Environmental Activity has occurred or is occurring on the Property other than the use, storage, and disposal of Hazardous Substances which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws; and (C) has not resulted in Material Environmental Contamination of the Property; and

(ii)	no Environmental Activity has occurred or is occurring on any property in the vicinity of the Property which has resulted in Material Environmental Contamination of the Property.

Section 9.2.   Environmental Covenants.

(a) Borrower will not cause or permit any Material Environmental Contamination of the Property.

(b) No Environmental Activity will occur on the Property other than the use, storage and disposal of Hazardous Substances which (A) is in the ordinary course of business consistent with the Permitted Use; (B) is in compliance with all Environmental Laws; and (C) does not create more than a de minimis risk of Material Environmental Contamination of the Property.

(c) Borrower will notify Lender immediately upon Borrower becoming aware of (i) any Material Environmental Contamination of the Property or (ii) any Environmental Activity with respect to the Property that is not in accordance with the preceding subsection (b). Borrower promptly will deliver to Lender copies of all documents delivered to or received by Borrower regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any Material Environmental Contamination of the Property or Environmental Activity affecting or relating to the Property or concerning Borrower’s status as a potentially responsible party (as defined in the Environmental Laws) relating to the Property. Borrower’s notification of Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Loan Documents resulting from the violation of Environmental Laws or the Material Environmental Contamination of the Property or Environmental Activity that is the subject of the notice. If Borrower receives notice of a suspected violation of Environmental Laws in the vicinity of the Property that poses a risk of Material Environmental Contamination of the Property, Borrower will give Lender notice and copies of any documents received relating to such suspected violation.

(d) From time to time at Lender’s request, Borrower will deliver to Lender any information known and documents available to Borrower relating to the environmental condition of the Property.

(e) Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Borrower’s compliance with this Section on an annual basis, or at any other time for reasonable cause, or after an Event of Default. In connection with the assessment: (i) Lender or consultant may enter and inspect the Property, upon reasonable notice, during regular business hours, and perform tests of the air, soil, ground water and building materials; (ii) Borrower will cooperate and use best efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant; (iii) Borrower will receive a copy of any final report prepared after the assessment, to be delivered to Borrower not more than 10 days after Borrower requests a copy and executes Lender’s standard confidentiality and waiver of liability letter; (iv) Borrower will accept custody of and arrange for lawful disposal of any Hazardous Substances required to be disposed of under Environmental Laws as a result of the tests; (v) Lender will not have liability to Borrower with respect to the results of the assessment; and (vi) Lender will not be responsible for any damage to the Property resulting from the tests described in this subsection and Borrower will look solely to the consultants to reimburse Borrower for any such damage. The consultant’s assessment and reports will be at Borrower’s expense (i) if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report; (ii) if Lender engaged the consultant when Lender had reasonable cause to believe Borrower was not in compliance with the terms of this Article and, after written notice from Lender, Borrower failed to provide promptly reasonable evidence that Borrower is in compliance; or (iii) if Lender engaged the consultant after the occurrence of an Event of Default.

(f) If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to direct the Trustee to reconvey any portion of the Property affected by the Environmental Activity and Borrower will accept the reconveyance.

ARTICLE 10

FINANCIAL REPORTING

Section 10.1.   Financial Reporting.

(a) Borrower will deliver to Lender within 105 days after the close of each Fiscal Year:

(i)	an annual financial statement (the “Annual Financial Statement”) for the Property for the Fiscal Year, consisting of an income and expense statement and such other information as Lender may require. The Annual Financial Statement will be:

(A) audited by a CPA and accompanied by an opinion of the CPA that, in all material respects, the Annual Financial Statement fairly presents the financial position of the Property (provided, however, that prior to the occurrence of any Event of Default, the Annual Financial Statement may be unaudited (subject to the provisions of Section 10.1(b) below), if accompanied by a certification of Borrower and an authorized officer of Kilroy Realty Corporation, a Maryland corporation (“KRC”), which certification shall state that, in all material respects, the Annual Financial Statement fairly presents the financial position of the Property); and

(B) separate and distinct from any consolidated statement or report for Borrower or any other entity or any other property; and

(ii)	upon Lender’s request, an annual financial statement for Borrower for the Fiscal Year, prepared on a consolidated basis with KRC, certified by Borrower and KRC.

(b) Borrower will keep full and accurate Financial Books and Records for each Fiscal Year. Borrower will permit Lender or Lender’s accountants or auditors to inspect or audit the Financial Books and Records from time to time and without notice, during regular business hours, with the amount of all costs and expenses incurred by Lender in connection with any such audit that reveals material misstatements in any of the Annual Financial Statements (including any supporting schedules to such Annual Financial Statements) to be paid by Borrower to Lender promptly following Lender’s request therefor. Borrower will maintain the Financial Books and Records for each Fiscal Year for not less than 3 years after the date Borrower delivers to Lender the Annual Financial Statement and the other financial certificates, statements and information to be delivered to Lender for the Fiscal Year. Financial Books and Records will be maintained at Borrower’s address set forth in the Section entitled “Notices” or at any other location as may be approved by Lender.

Section 10.2.   Certificate of Good Standing. Borrower will (if Lender so requests) cause to be delivered to Lender, together with the annual financial statement required to be delivered hereunder, or as otherwise requested by Lender from time to time, a certificate of good standing from its state of organization.

ARTICLE 11

EXPENSES AND DUTY TO DEFEND

Section 11.1.   Payment of Expenses.

(a) Borrower is obligated to pay all fees and expenses (the “Expenses”) actually incurred by Lender or Trustee or that are otherwise payable in connection with the Loan, the Property or Borrower, including reasonable attorneys’ fees and expenses of outside counsel (if outside counsel is engaged) and any fees and expenses relating to (i) the preparation, execution, acknowledgement, delivery and recording or filing of the Loan Documents; (ii) any Proceeding or other claim asserted against Lender; (iii) any inspection, assessment, survey and test permitted under the Loan Documents; (iv) any Destruction Event; (v) the preservation of Trustee’s title or Lender’s security; (vi) the enforcement of the Loan Documents or any of their terms or the exercise of any rights or remedies available at Law, in equity or otherwise, whether or not any Proceeding is filed; (vii) the representation of Lender in any bankruptcy, insolvency, reorganization or other debtor-relief or similar proceeding of or relating to Borrower, to any person liable (by way of guaranty, assumption, endorsement or otherwise) upon any of the Obligations, to the Property, or to any other property which secures any of the Obligations; or (viii) the Leases and the Property Documents.

(b) Borrower will pay the Expenses promptly on demand, and in any event within ten (10) Business Days of demand therefor, together with any applicable interest, premiums or penalties. If Lender pays any of the Expenses, Borrower will reimburse Lender the amount paid by Lender promptly upon demand, and in any event within ten (10) Business Days of demand therefor, together with interest on such amount at the Default Interest Rate from the date Lender paid the Expenses through and including the date Borrower reimburses Lender. The Expenses, together with any applicable interest, premiums or penalties, constitute a portion of the Debt secured by this Deed of Trust.

Section 11.2.   Duty to Defend. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Property, Borrower or the Loan, Borrower will indemnify and hold harmless such party (other than for liabilities for such party’s willful misconduct or gross negligence) and will defend the party with attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Borrower’s reasonable expense, to defend or to assist in the defense of the party. In all events, Lender shall have full consultation rights with respect to case strategy if Lender so elects and no Proceeding will be settled without Lender’s prior approval, which may be withheld in its sole discretion.

ARTICLE 12

TRANSFERS, LIENS AND ENCUMBRANCES

Section 12.1.   Prohibitions on Transfers, Liens and Encumbrances.

(a) Borrower acknowledges that in making the Loan, Lender is relying to a material extent on the business expertise and net worth of Borrower and Borrower’s general partner and on the continuing interest that it has, directly or indirectly, in the Property. Accordingly, except as specifically set forth in this Deed of Trust, Borrower (i) will not, and will not permit its partners, members or principals to, effect a Transfer without Lender’s prior approval, which may be withheld in Lender’s sole discretion, and (ii) will keep the Property free from all liens and encumbrances other than the lien of this Deed of Trust and the Permitted Exceptions and Permitted Liens. A “Transfer” is defined as any sale, grant, lease (other than space leases with tenants permitted by the Assignment), conveyance, assignment or other transfer of, or any encumbrance or pledge against, the Property, any interest in the Property, any interest of Borrower’s partners, members or principals in the Property, or any change in Borrower’s composition, in each instance whether voluntary or involuntary, direct or indirect, by operation of law or otherwise and including the grant of an option or the execution of an agreement relating to any of the foregoing matters.

(b) Borrower represents, warrants and covenants as of the date hereof that:

(i)	Borrower is a Delaware limited partnership whose sole general partner is KRC, owning approximately 87 % of the partnership interests in Borrower, and Borrower’s five largest limited partners own the majority of the remaining partnership interests in Borrower in the following approximate amounts:

Richard Allen and Related Entities	5.1%
John Kilroy, Jr.	2.8%
Kilroy Industries	1.9%
Steve Black	1.4%
John Kilroy, Sr.	0.8%

(ii)	KRC is a publicly held corporation traded on the New York Stock Exchange.

Section 12.2.   Permitted Transfers.

(a) Notwithstanding the prohibitions regarding Transfers, the Permitted Transfers described in Subsections 12.2(b)(iv) and (v) below may occur without Lender’s prior consent (except as otherwise provided), provided that all of the following conditions are met:

(i)	At least 15 Business Days prior to the proposed Permitted Transfer, Borrower delivers to Lender a notice that is sufficiently detailed to enable Lender to determine that the proposed Permitted Transfer complies with the terms of this Section;

(ii)	there is no default under the Loan Documents either when Lender receives the notice (if notice is required) or when the proposed Permitted Transfer occurs;

(iii)	such proposed Permitted Transfer will not result in a violation of any of the covenants contained in the Section entitled “ERISA Compliance” and Borrower will deliver to Lender such documentation of compliance as Lender requests in its sole discretion;

(iv)	if the proposed Permitted Transfer is or would result in the admission of a new general partner (whether by transfer of an interest to or change in the status of a limited partner, transfer of an interest to a third party, or otherwise), when Lender receives the notice (if notice is required) and when the proposed Permitted Transfer occurs, the transferee has never been an adverse party to Lender in any litigation to which Lender was a party; the transferee has never defaulted on a loan from Lender or on any contract or other agreement with Lender; and the transferee has never threatened litigation against Lender (for purposes of this subsection “transferee” includes the transferee’s constituent entities at all levels and “Lender” includes Lender’s subsidiaries);

(v)	Borrower pays all of Lender’s expenses relating to the Transfer, including Lender’s reasonable attorneys’ fees (if outside counsel is engaged);

(vi)	the proposed transferee is not the subject of a case in bankruptcy, and Lender is satisfied that the Property will continue to be managed by Borrower directly or by a manager satisfactory to Lender;

(vii)	KRC shall at all times remain the managing general partner of Borrower, with the right on its authority alone without the consent of any other general or limited partner to take all actions on behalf of Borrower in accordance with Borrower’s partnership agreement in connection with the Loan and the Property; and KRC shall at all times retain not less than 51% of all of the partnership interests in Borrower, and not less than 51% of all general partnership interests in Borrower;

(viii)	if the proposed Permitted Transfer is or would result in the admission of a new general partner (whether by transfer of an interest to or change in the status of a limited partner, transfer of an interest to a third party, or otherwise), Borrower obtains Lender’s prior written consent thereto; and

(ix)	on the date of the proposed Permitted Transfer, if requested by Lender based on a reasonable concern by Lender that such Permitted Transfer may impair Lender’s security interest in the Property, a Uniform Commercial Code search report is delivered to Lender relating to (i) the transferee, (ii) any predecessor entity that the transferee merged into or with, and (iii) any entity where the transferee acquired substantially all of its assets, in each case satisfactory to Lender and indicating that Lender’s security interest in such portion of the Property as is perfected by filing a financing statement is prior to all other security interests reflected in the report.

(b) Notwithstanding the prohibitions regarding Transfers, the following Transfers (the “Permitted Transfers”) may occur without Lender’s prior consent (except as otherwise provided); provided that, the requirements set forth in Section 12.2(a)(vii) and Section 8.3 above remain satisfied at all times:

(i)	Transfers of limited partnership interests in Borrower between limited partners, and redemptions of limited partnership interests pursuant to Borrower’s partnership agreement;

(ii)	admission of new limited partners to Borrower;

(iii)	pledges of a limited partner’s interest in Borrower;

(iv)	admission of new general partners to Borrower (but only upon satisfaction of all conditions set forth in Section 12.2(a) above);

(v)	transfer of a general partnership interest in Borrower (but only upon satisfaction of all applicable conditions set forth in Section 12.2(a) above); and

(vi)	public trading of the shares of KRC and pledges thereof.

(c) Borrower shall pay all out-of-pocket expenses incurred by Lender in the review and processing of a proposed Transfer, regardless of whether the Transfer is consummated.

Section 12.3. Right to Contest Liens. Borrower, at its own expense, may contest the amount, validity or application, in whole or in part, of any mechanic’s, materialmen’s or environmental liens in which event Lender will refrain from exercising any of the Remedies, provided that the following conditions are met:

(i)	Borrower delivers to Lender notice of the proposed contest not more than 30 days after receiving notice that the lien is filed;

(ii)	the contest is by a Proceeding promptly initiated and conducted in good faith and with due diligence;

(iii)	there is no Event of Default other than the Event of Default arising from the filing of the lien;

(iv)	the Proceeding suspends enforcement and collection of the lien, imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit;

(v)	the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

(vi)	with respect to liens in excess of $250,000, Borrower sets aside reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the claim giving rise to the lien, together with all interest and penalties, or Borrower pays the contested lien under protest; and

(vii)	with respect to an environmental lien, Borrower is using commercial best efforts to mitigate or prevent any deterioration of the Property resulting from the alleged violation of any Environmental Laws or the alleged Environmental Activity.

Section 12.4. Reconveyance Rights. On or after the second anniversary of the first date specified in Section 1(a)(ii) of the Note, Borrower may obtain the partial reconveyance from Trustee of any one (1) (but not more than one (1)) of the four (4) parcels collectively comprising the Property and identified and described on Schedule 1 attached hereto (each, a “Parcel,” with any Parcel reconveyed pursuant to the terms of this Section 12.4 referred to herein as the “Release Parcel”), provided that, all of the following conditions are satisfied in full with respect to such reconveyance:

(i)	the reconveyance is solely for the purpose of a transfer or ground lease of the Release Parcel to a bona fide purchaser or ground lessee;

(ii)	not less than sixty (60) days prior to the proposed date of the reconveyance, Borrower delivers to Lender a notice setting forth (A) the proposed date of the reconveyance; (B) the name of the proposed transferee; and (C) any other information reasonably necessary for Lender to analyze the terms of the reconveyance;

(iii)	not less than thirty (30) days prior to the proposed date of the reconveyance, Borrower delivers to Lender a current survey of the remaining Land and Improvements, together with legal descriptions of the same, a plot plan of the Release Parcel showing building integration, if any, with adjoining improvements, economic or financial information relating to the proposed transferee and a copy of the contract of sale or ground lease;

(iv)	on the date Borrower delivers to Lender notice of the proposed reconveyance and on the date of the reconveyance, no default has occurred and is continuing under the Loan Documents;

(v)	Borrower delivers to Lender evidence satisfactory to Lender that (x) Borrower has complied with any requirements of the Property Documents and the Leases applicable to the reconveyance, (y) the reconveyance does not violate any of the provisions of the Property Documents or the Leases and (z) to the extent necessary to comply with the Property Documents or the Leases, the transferee has assumed all of Borrower’s obligations relating to the Release Parcel under the Property Documents;

(vi)	Borrower delivers to Lender an endorsement to Lender’s title insurance policy satisfactory to Lender that (A) extends the effective date of the policy to the effective date of the reconveyance; (B) confirms no change in the priority of the Deed of Trust with respect to the remaining Property or in the amount of coverage; (C) consents to the reconveyance; (D) waives any defense resulting from the reconveyance; (E) to the extent of the value of the Release Parcel, waives any right of subrogation; and (F) confirms that the Release Parcel and the balance of the remaining Property constitute separate tax lots;

(vii)	not less than 10 days prior to the date of the reconveyance, Borrower delivers to Lender consents to the reconveyance by entities holding liens affecting the Property or holding any other interest in the Property that would be affected by the reconveyance, including parties to any Property Documents or to any Leases;

(viii)	Borrower delivers to Lender evidence satisfactory to Lender that (A) the Release Parcel and the balance of the Property each separately conforms to and is in compliance with Law, the violation of which (as determined by Lender in its reasonable discretion) could be reasonably expected to have a material adverse effect on Borrower, the Property or Lender’s interests therein, and (B) the balance of the Property constitutes a self-contained unit, having direct on-site connection to all utilities and direct access to one or more public streets;

(ix)	prior to or concurrently with such reconveyance, Borrower pays all expenses relating to the reconveyance, including Lender’s and Trustee’s reasonable attorneys’ fees if outside counsel is engaged and any other third-party costs;

(x)	Borrower delivers to Lender copies of the executed documents evidencing the transfer or ground lease of the Release Parcel;

(xi)	Borrower delivers to Lender any other information, approvals and documents reasonably required by Lender relating to the reconveyance;

(xii)	Borrower delivers to Lender a fully executed amendment satisfactory to Lender to each reciprocal easement agreement affecting the Property that joins the transferee of the Release Parcel as a party to the agreement and that provides for any additional easements, restrictions and payment obligations that Lender deems reasonably necessary for the continued operation and maintenance of the remaining Property;

(xiii)	during the term of the Loan, Borrower may only obtain one (1) reconveyance pursuant to this Section 12.4 of the Deed of Trust;

(xiv)	prior to or concurrently with the reconveyance, Borrower pays to Lender an amount equal to 110% of the product of (such product, the “Allocated Loan Amount”): (x) the aggregate outstanding principal balance of the Note as of the date of the reconveyance (prior to taking the payment of the Allocated Loan Amount into account), multiplied by (y) the ratio corresponding to the Release Parcel as set forth on Schedule 1 attached hereto (which ratio represents the portion of the original principal amount of the Loan allocated to the Release Parcel), which payment shall be applied to the partial prepayment of the outstanding principal amount of the Note (without premium for such prepayment other than the Reconveyance Premium);

(xv)	prior to or concurrently with the reconveyance, Borrower pays to Lender the Reconveyance Premium, all other amounts due and payable as of the date of such reconveyance under the Note, and all other amounts due and payable as of the date of such reconveyance under this Deed of Trust;

(xvi)	the outstanding principal balance of the Note, after application of the partial prepayment to be made in connection with the reconveyance as set forth in clause (xiv) above, shall not exceed seventy percent (70%) of the fair market value of the balance of the Property that remains subject to the lien of this Deed of Trust following the reconveyance, as evidenced to Lender’s satisfaction by an appraisal report of the balance of the Property that (w) is dated no earlier than sixty (60) days prior to the proposed reconveyance, (x) satisfies the requirements pertaining to appraisal reports set forth in the Commitment, (y) is otherwise reasonably satisfactory to Lender, and (z) is paid for by Borrower;

(xvii)	following the reconveyance, the annual Rents (excluding security deposits) under Leases in effect with respect to the balance of the Property during the 12-month period following such reconvyance (as reasonably determined by Lender) will provide a debt service coverage ratio for the annual Debt Service Payments on the Note of 1.70:1.0 after payment of the annual Allocable Insurance Premium Amount, and annual Impositions and operating expenses of such properties, as reasonably determined by Lender, and in connection therewith, not less than 30 days prior to the date of the reconveyance, Borrower will deliver to Lender certified rent rolls and certified operating statements for the preceding 12 calendar months for the balance of the Property (prepared on a cash basis, using methodology satisfactory to Lender, with income and expenses treated consistently and in the ordinary course of business), together with such other information as Lender may require to make its determination; and

(xviii)	Borrower delivers to Lender evidence satisfactory to Lender that following the reconveyance, the parking provided to the balance of the Property will continue to satisfy the applicable requirements of the Loan Documents.

Section 12.5. Substitution of Properties. Borrower may request Lender’s permission to substitute, for any one (1) Parcel, a different parcel or parcels of real property together with improvements thereon and personal property related thereto (collectively, the “Substitute Parcel”). Lender shall reasonably consider any such request; provided that, it shall not be considered unreasonable for Lender to withhold its consent to any such requested substitution, and Borrower shall have no rights under this Section 12.5, if, among other reasons, any one or more of the following is true with respect to such proposed substitution:

(i)	Such proposed substitution would result in the occurrence of more than one (1) such substitution during the term of the Loan.

(ii)	The proposed Substitute Parcel:

(A) is not of a quality comparable to or greater than that of the Parcel released in connection with such substitution (the “Substitution Release Parcel”); or

(B) does not have a fair market value (as evidenced to Lender’s satisfaction based on appraisal reports of each of the Substitute Parcel and the Substitution Release Parcel that (w) are dated no earlier than sixty (60) days prior to the proposed substitution, (x) satisfy the requirements pertaining to appraisal reports set forth in the Commitment, (y) are otherwise reasonably satisfactory to Lender, and (z) are paid for by Borrower) equal to or greater than the greater of (1) the fair market value of the Substitution Release Parcel as of the date of recordation of this Deed of Trust, and (2) the fair market value of the Substitution Release Parcel immediately prior to such proposed substitution.

(iii)	The annual Rents (excluding security deposits) under Leases in effect on the Property that will remain subject to the liens and security interests of the Deed of Trust and the other Loan Documents following the substitution, excluding the Substitution Release Parcel and including the Substitute Parcel (the “Post-Substitution Property”) for the 12-month period following the substitution (as reasonably determined by Lender), do not provide debt service coverage for the annual Debt Service Payments on the Note (after payment of the annual Allocable Insurance Premium Amount, and annual Impositions and operating expenses) that is equal to or greater than the greater of (x) 1.70:1.0 and (y) the debt service coverage provided by the Property for the 12-month period prior to the substitution, and in connection therewith, not less than 30 days prior to the date of the substitution, Borrower will deliver to Lender certified rent rolls and certified operating statements for the preceding 12 calendar months for the Substitution Release Parcel and the Post-Substitution Property (prepared on a cash basis, using methodology satisfactory to Lender, with income and expenses treated consistently and in the ordinary course of business), together with such other information as Lender may require to make its determination;

(iv)	The outstanding principal balance of the Note is not less than or equal to seventy percent (70%) of the fair market value of the Post-Substitution Property, as evidenced to Lender’s satisfaction based on an appraisal report of the Post-Substitution Property that (w) is dated no earlier than sixty (60) days prior to the proposed substitution, (x) satisfies the requirements pertaining to appraisal reports set forth in the Commitment, (y) is otherwise reasonably satisfactory to Lender, and (z) is paid for by Borrower).

(v)	A Transfer hereunder (other than a Permitted Transfer) has occurred prior to the date of the proposed substitution.

(vi)	The Substitute Parcel does not meet Lender’s then-current mortgage lending and underwriting criteria and standards (including, without limitation, standards relating to environmental and hazardous materials matters, engineering, title/land use, legal matters, leasing and other underwriting standards), as determined by Lender in its sole discretion.

(vii)	At the time of the proposed substitution, either the Substitute Parcel or Borrower does not satisfy one or more of the applicable requirements that were conditions to Lender’s obligation to make the Loan, as set forth in that certain Loan Application and Commitment Agreement by and between Borrower and Lender dated as of December 10, 2003 (the “Commitment”) and executed in connection with the Loan, that would have been applicable if the Substitute Parcel [rather than the Substitution Release Parcel] had been included as security for the Loan), including without limitation the requirement that Borrower be free from bankruptcy and solvent.

(viii)	Borrower does not deliver to Lender, at least thirty (30) days prior to the requested date of Lender’s approval of the proposed substitution, all due diligence materials and related information required by Lender to evaluate the Substitute Parcel and to confirm that the requirements referenced in Section 12.5 (vii) above have all been satisfied.

(ix)	Borrower does not deliver to Lender endorsement(s) to Lender’s title insurance policy(ies), or new title insurance policy(ies), satisfactory to Lender that (A) extend the effective date of the title insurance policy(ies) obtained by Lender with respect to the Property to the effective date of the substitution; (B) insure Lender that Lender holds a first priority lien on the Substitute Parcel (subject only to such exceptions as Lender may have approved prior to the date of the substitution); (C) confirm no change in the priority of the Deed of Trust (with respect to the balance of the Property, other than the Substitution Release Parcel) or in the aggregate amount of coverage; (D) consent to the substitution; (E) waive any defense resulting from the substitution; and (F) confirm that the Substitution Release Parcel and the Post-Substitution Property constitute separate tax lots.

(x)	Borrower does not deliver to Lender, prior to or concurrently with the substitution: (i) either (A) a deed of trust which is sufficient to, upon recordation, create a first priority lien against the Substitute Parcel in favor of Lender, an assignment of leases and rents, a financing statement, an environmental indemnity agreement, and any other instruments and documents required by Lender in connection with the release of the Property and the substitution of the Substitute Parcel, each of which is substantially in the form delivered by Borrower as of the date of recordation of this Deed of Trust and otherwise in form reasonably satisfactory to Lender, or (B) amendments to the Loan Documents in effect as of the date of recordation of this Deed of Trust in form reasonably satisfactory to Lender that accomplish the same purposes as the documents described in clause (A) immediately above, and (ii) legal opinions of counsel acceptable to Lender opining on the due authorization, execution, delivery, enforceability and such other matters as Lender shall require with respect to the documents described in clause (i) immediately above.

(xi)	The Substitute Parcel is not in an asset class or is not in a geographic location that Lender is investing in at the time of the proposed substitution.

(xii)	The Substitute Parcel is not located in California.

(xiii)	Lender is not reasonably satisfied that no creditors’ rights issues will arise in connection with the substitution.

(xiv)	Prior to or concurrently with such proposed substitution, Borrower does not pay all costs and expenses, including reasonable attorneys’ fees if outside counsel is engaged by Lender, and any other reasonable third party costs, incurred by Lender in connection with any proposed substitution.

(xv)	Not less than 10 days prior to the date of the proposed substitution, Borrower does not deliver to Lender consents to the substitution and concurrent release of the Substitution Release Parcel by entities holding liens affecting the Property or holding any other interest in the Property that would be affected by the substitution and concurrent release, including parties to any Property Documents or to any Leases.

(xvi)	Borrower does not deliver to Lender a fully executed amendment to each reciprocal easement agreement affecting the Property that is satisfactory to Lender and that joins the transferee of the Substitution Release Parcel as a party to the agreement and that provides for any additional easements, restrictions and payment obligations that Lender deems reasonably necessary for the continued operation and maintenance of the Post-Substitution Property.

(xvii)	Borrower does not deliver to Lender evidence satisfactory to Lender that (A) the Post-Substitution Property and the Substitution Release Parcel each separately conforms to and is in compliance with Law, and (B) the Post-Substitution Property and the Substitution Release Parcel each constitutes a self-contained unit, having direct on-site connection to all utilities and direct access to one or more public streets.

(xviii)	Borrower does not deliver to Lender evidence satisfactory to Lender that following the proposed substitution and the concurrent release of the Substitution Release Parcel, the parking provided to the Post-Substitution Property will continue to satisfy the applicable requirements of the Loan Documents (as such requirements may be adjusted by Lender, in its reasonable discretion, to account for such substitution), or does not deliver evidence satisfactory to Lender that the parking provided to the Substitute Parcel satisfies Lender’s then-current underwriting standards.

ARTICLE 13

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 13.1. Further Assurances.

(a) Borrower will execute, acknowledge and deliver to Lender or to any other entity Lender designates any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect Lender’s first lien on and prior security interest in the Property or to carry out the intent or facilitate the performance of the provisions of the Loan Documents.

(b) Borrower appoints Lender as Borrower’s attorney-in-fact to perform, at Lender’s election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender’s election and only to the extent Borrower has failed to comply with the terms of this Section.

Section 13.2. Estoppel Certificates.

(a) Within 10 days of Lender’s request, but not more frequently than monthly, Borrower will deliver to Lender or to any entity Lender designates a certificate certifying with respect to the Note: (i) the original principal amount; (ii) the unpaid principal amount; (iii) the Interest Rate; (iv) the amount of the then current Debt Service Payments; (v) the Maturity Date; (vi) the date a Debt Service Payment was last made; (vii) that, except as may be disclosed in the statement, there are no defaults or events which, with the passage of time or the giving of notice, would constitute an Event of Default; and (viii) there are no offsets or defenses against any portion of the Obligations except as may be disclosed in the statement.

(b) If Lender requests, but not more frequently than once (or, following an Event of Default, twice) in any twelve-month period with respect to any one Property Document, Borrower will use its commercially reasonable best efforts to promptly deliver to Lender or to any entity Lender designates a certificate from each party to any Property Document, certifying that the Property Document is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Document and that there are no defenses or offsets against the performance of its obligations under the Property Document.

(c) If Lender requests, but not more frequently than once (or, following an Event of Default, twice) in any twelve-month period with respect to any one tenant, Borrower will use its commercially reasonable best efforts to promptly deliver to Lender, or to any entity Lender designates, a certificate from each tenant under a Lease then affecting the Property, certifying to any facts regarding the Lease as Lender may require, including that the Lease is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Lease by any party thereto, that the rent has not been paid more than one month in advance and that the tenant claims no defense or offset against the performance of its obligations under the Lease, except in each case as may be disclosed in the estoppel.

Section 13.3. Replacement Guaranty and Environmental Indemnity. If the provider of any guaranty or indemnity delivered to Lender in connection with the Loan ceases to exist or transfers a substantial portion of the assets held by such provider as of the date hereof, Borrower will deliver to Lender a replacement to each guaranty and indemnity delivered to Lender by such provider in connection with this Loan within 5 Business Days of the date the cessation occurs, or such a transfer occurs, as the case may be. Any replacement guaranty and any replacement indemnity will be satisfactory to Lender and from an alternate provider satisfactory to Lender. Upon receipt of the replacement, Lender will deliver promptly to Borrower the guaranty and/or indemnity being replaced.

ARTICLE 14

DEFAULTS AND REMEDIES

Section 14.1. Events of Default. The term “Event of Default” means the occurrence of any of the following events:

(i)	if Borrower fails to pay any amount due, as and when required, under any Loan Document and the failure continues for a period of 5 days;

(ii)	if Borrower makes a general assignment for the benefit of creditors or generally is not paying, or is unable to pay, or admits in writing its inability to pay, its debts as they become due; or if Borrower or any other party commences any Proceeding (A) relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, in each instance with respect to Borrower; (B) seeking to have an order for relief entered with respect to Borrower; (C) seeking attachment, distraint or execution of a judgment with respect to Borrower; (D) seeking to adjudicate Borrower as bankrupt or insolvent; (E) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or Borrower’s debts; or (F) seeking appointment of a Receiver, trustee, custodian, conservator or other similar official for Borrower or for all or any substantial part of Borrower’s assets, provided that if the Proceeding is commenced by a party other than Borrower or any of Borrower’s general partners or members, Borrower will have 120 days to have the Proceeding dismissed or discharged before an Event of Default shall be deemed to have occurred;

(iii)	if Borrower is in default beyond any applicable grace and cure period under any other mortgage, deed of trust, deed to secure debt or other security agreement encumbering the Property, whether junior or senior to the lien of this Deed of Trust;

(iv)	if a Transfer occurs except in accordance with the provisions of this Deed of Trust;

(v)	if Borrower abandons the Property or ceases to perform or cause to be performed the business of operating, managing, leasing and maintaining the Property; or

(vi)	if there is a default in the performance by Borrower of any other provision of any of the Loan Documents or if there is any material inaccuracy or falsehood in any representation or warranty contained in any of the Loan Documents which is not remedied within 30 days after Borrower receives notice thereof, provided that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the 30-day period and during that period Borrower commences to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the 30-day period will be extended for a reasonable period not to exceed 120 days after the notice to Borrower.

Section 14.2.   Remedies.

(a) If an Event of Default occurs, Lender may take any of the following actions (the “Remedies”) without notice to Borrower:

(i)	declare the Note and all or any portion of the Debt immediately due and payable (“Acceleration”);

(ii)	pay or perform any Obligation;

(iii)	institute a Proceeding for the specific performance of any Obligation;

(iv)	apply for and obtain the appointment of a Receiver to be vested with the fullest powers permitted by Law, without bond being required, which appointment may be made ex parte, as a matter of right and without regard to the value of the Property, the amount of the Debt or the solvency of Borrower or any other person liable for the payment or performance of any portion of the Obligations;

(v)	directly, by its agents or representatives or through a Receiver appointed by a court of competent jurisdiction, enter on the Land and Improvements, take possession of the Property, dispossess Borrower and exercise Borrower’s rights with respect to the Property, either in Borrower’s name or otherwise;

(vi)	institute Proceedings for foreclosure of this Deed of Trust, or, if permitted by Law, for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;

(vii)	deliver to Trustee a declaration of default and demand for sale and a notice of default and election to cause Borrower’s interest in the Property to be sold, which notice Trustee or Lender will file in the official records of the county in which the Property is located;

(viii)	exercise any and all rights and remedies granted to a secured party under the Uniform Commercial Code;

(ix)	require Borrower to assemble any or all of the Property which is personal property and make it available to Lender in a place designated by Lender which is not unreasonably inconvenient to the Property; sell Property which is personal property at the Land or elsewhere, with or without having such personal property at the place of sale; without removal, render Property which is personal property unusable and dispose of it on the Land; enter upon the Land and Improvements and possess and remove any or all of the Property which is personal property without legal process, if Lender can do so without a breach of the peace or violation of any Leases, or by legal action for possession; and

(x)	pursue any other right or remedy available to Lender at Law, in equity or otherwise.

(b) If an Event of Default occurs, the license granted to Borrower in the Loan Documents to collect Rents will terminate automatically without any action required of Lender.

Section 14.3.   General Provisions Pertaining to Remedies.

(a) The Remedies are cumulative and may be pursued by Lender or Trustee concurrently or otherwise, at such time and in such order as Lender or Trustee may determine in their sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

(b) The enumeration in the Loan Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender’s or Trustee’s rights with respect to the Remedies.

(c) If Lender or Trustee exercises any of the Remedies, Lender will not be deemed a mortgagee-in-possession unless Lender has elected affirmatively to be a mortgagee-in-possession.

(d) Lender and Trustee will not be liable for any act or omission of Lender or Trustee (other than gross negligence or willful misconduct) in connection with the exercise of the Remedies.

(e) Lender’s and Trustee’s right to exercise any Remedy will not be impaired by any delay in exercising or failure to exercise the Remedy and the delay or failure will not be construed as extending any cure period or constitute a waiver of the default or Event of Default or of the right to exercise any Remedy in the event of any subsequent default or Event of Default.

(f) If an Event of Default occurs, Lender’s payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

(g) Lender’s acceptance of partial payment or receipt of Rents will not extend or affect any grace period or constitute a waiver of a default or Event of Default or constitute a rescission of Acceleration, but will be credited against the Debt in accordance with the Loan Documents.

Section 14.4.   Foreclosure by Power of Sale.

(a) Should Lender elect following an Event of Default to foreclose this Deed of Trust by exercise of the power of sale contained in this Deed of Trust, Lender will notify Trustee and deposit, if required by Trustee, with Trustee this Deed of Trust and such of the Note and other Loan Documents as Trustee may require.

(b) Upon receipt of the notice from Lender, Trustee will have recorded, published and delivered to Borrower any notice of default as is then required by Law. Trustee will, without demand on Borrower after lapse of any time as may then be required by Law and after notice of sale having been given as required by Law, sell the Property at the time and place of sale fixed by it in the notice of sale, at public auction to the highest bidder as provided by Law. Trustee will deliver to the purchaser of the Property a good and sufficient deed or deeds conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matter or fact will be conclusive proof of the truthfulness of the recitals. Any person, including Borrower, Trustee or Lender may purchase at the sale, and Borrower will warrant and defend the title of the purchaser.

(c) After deducting all costs, fees and expenses of Lender and Trustee, including costs of evidence of title in connection with sale, Lender will apply the proceeds of sale in the following priority, to payment of (i) first, all sums expended under the terms of the Loan Documents, not then repaid, with accrued interest at the Default Rate; (ii) second, the Debt (whether or not previously accelerated) in such order as Lender determines; and (iii) the remainder, if any, to the person or persons legally entitled to it.

(d) Trustee may postpone sale of all or any portion of the Property as permitted by Law, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

(e) A sale of less than the whole of the Property or any defective or irregular sale made under this Deed of Trust will not exhaust the power of sale provided for in this Deed of Trust; and subsequent sales may be made until the Obligations have been satisfied, or the entire Property sold, without defect or irregularity.

Section 14.5.   General Provisions Pertaining to Receiver and Other Remedies.

(a) If an Event of Default occurs, any court of competent jurisdiction may, upon application by Lender, appoint a Receiver as designated in the application and issue an injunction prohibiting Borrower from interfering with the Receiver, collecting Rents, disposing of any Rents or any part of the Property, committing waste or doing any other act that will tend to affect the preservation of the Leases, the Rents and the Property, and Borrower approves the appointment of the designated Receiver or any other Receiver appointed by the court. Borrower agrees that the appointment may be made ex parte and as a matter of right to Lender or Trustee, either before or after sale of the Property, without further notice, and without regard to the solvency or insolvency, at the time of application for the Receiver, of the person or persons, if any, liable for the payment of any portion of the Debt and the performance of any portion of the Obligations and without regard to the value of the Property or whether the Property is occupied as a homestead and without bond being required of the applicant.

(b) The Receiver will be vested with the fullest powers permitted by Law including all powers necessary or usual in similar cases for the protection, possession and operation of the

Property and all the powers and duties of Lender as a mortgagee-in-possession as provided in this Deed of Trust and may continue to exercise all the usual powers and duties until the Receiver is discharged by the court.

(c) In addition to the Remedies and all other available rights, Lender or the Receiver may take any of the following actions:

(i)	take exclusive possession, custody and control of the Property and manage the Property so as to prevent waste;

(ii)	require Borrower to deliver to Lender or the Receiver all keys, security deposits, operating accounts, prepaid Rents, past due Rents, the Financial Books and Records and all original counterparts of the Leases and the Property Documents;

(iii)	collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including reasonable receiver’s, broker’s and attorney’s fees, apply the net collections to any portion of the Debt selected by Lender in its sole discretion;

(iv)	enter into, modify, extend, enforce, renew or accept surrender of Leases, and terminate Leases and evict tenants in accordance with the Leases, except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

(v)	enter into, modify, extend, enforce or renew Property Documents, and terminate Property Documents in accordance with the Property Documents, except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Deed of Trust and in the Assignment;

(vi)	appear in and defend any Proceeding brought in connection with the Property and bring any Proceeding to protect the Property as well as Borrower’s and Lender’s respective interests in the Property (unless any such Proceeding has been assigned previously to Lender in the Assignment, or if so assigned, Lender has not expressly assigned such Proceeding to the Receiver and consented to such appearance or defense by Receiver); and

(vii)	perform any act in the place of Borrower that Lender or the Receiver deems necessary (A) to preserve the value, marketability or rentability of the Property; (B) to increase the gross receipts from the Property; or (C) otherwise to protect Borrower’s and Lender’s respective interests in the Property.

(d) Borrower appoints Lender as Borrower’s attorney-in-fact, at Lender’s election, to perform any actions and to execute and record any instruments necessary to effectuate the actions described in this Section, in each instance only at Lender’s election and only to the extent Borrower has failed to comply with the provisions of this Section.

Section 14.6.   General Provisions Pertaining to Foreclosures and the Power of Sale. The following provisions will apply to any Proceeding to foreclose and to any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale:

(i)	Lender’s or Trustee’s right to institute a Proceeding to foreclose or to sell by power of sale will not be exhausted by a Proceeding or a sale that is defective or not completed or by conducting separate sales of portions of the Property;

(ii)	any sale may be postponed or adjourned by Lender by public announcement at the time and place appointed for the sale without further notice;

(iii)	with respect to any sale pursuant to a judgment of foreclosure and sale or by power of sale, the Property may be sold as an entirety or in separate lots or parcels, at one or more sales, at the time and place, on terms and in the order that Lender deems expedient in its sole discretion;

(iv)	if a portion of the Property is sold pursuant to this Article, the Loan Documents will remain in full force and effect with respect to any unmatured portion of the Debt and this Deed of Trust will continue as a valid and enforceable first lien on and security interest in the remaining portion of the Property, subject only to the Permitted Exceptions and Permitted Liens, without loss of priority and without impairment of any of Lender’s or Trustee’s rights and remedies with respect to the unmatured portion of the Debt;

(v)	Lender may bid for and acquire the Property at a sale and, in lieu of paying cash, may credit the amount of Lender’s bid against any portion of the Debt selected by Lender in its sole discretion after deducting from the amount of Lender’s bid the expenses of the sale, costs of enforcement and other amounts that Lender is authorized to deduct at Law, in equity or otherwise; and

(vi)	Lender’s receipt of the proceeds of a sale will be sufficient consideration for the portion of the Property sold and Lender will apply the proceeds as set forth in this Deed of Trust.

Section 14.7.   Application of Proceeds. Lender may apply the proceeds of any sale of the Property pursuant to a judgment of foreclosure and sale and any other amounts collected by Lender in connection with the exercise of the Remedies to payment of the Debt (whether or not previously accelerated) in such priority and proportions as Lender may determine in its sole discretion or in such priority and proportions as required by Law.

Section 14.8.   Power of Attorney. Borrower appoints Lender as Borrower’s attorney-in-fact to perform any actions necessary and incidental to exercising the Remedies.

Section 14.9.   Tenant at Sufferance. If Lender, Trustee, or a Receiver enters the Property in the exercise of the Remedies and Borrower is allowed to remain in occupancy of the Property, Borrower will pay to Lender, Trustee, or the Receiver, as the case may be, in advance, a reasonable rent for the Property occupied by Borrower. If Borrower fails to pay the rent, Borrower may be dispossessed by the usual Proceedings available against defaulting tenants.

ARTICLE 15

LIMITATION OF LIABILITY

Section 15.1. Limitation of Liability.

(a) Notwithstanding any provision in the Loan Documents to the contrary, except as set forth in subsections (b) and (c), if Lender seeks to enforce the collection of the Debt, Lender will foreclose the Deed of Trust instead of instituting suit on the Note. If a lesser sum is realized from a foreclosure of the Deed of Trust and sale of the Property than the then outstanding Debt, Lender will not institute any Proceeding against Borrower or Borrower’s general partners, if any, for or on account of the deficiency, except as set forth in subsections (b) and (c).

(b) The limitation of liability in subsection (a) will not affect or impair (i) the lien of the Deed of Trust or Lender’s other rights and Remedies under the Loan Documents, including Lender’s right as beneficiary or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents; (ii) the validity of the Loan Documents or the Obligations; (iii) Lender’s rights under any Loan Document that are expressly recourse; or (iv) Lender’s right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Obligations.

(c) The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Borrower and its general partners, if any, for the following:

(i)	all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or omission by Borrower or any of Borrower’s partners, officers, directors, or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; (D) any certificates, representations or warranties given in connection with the Loan; or (E) Borrower’s performance of the Obligations;

(ii)	all Rents derived from the Property after a default under the Loan Documents which default is a basis of a Proceeding by Lender to enforce collection of the Debt and all moneys that, on the date such a default occurs, are on deposit in one or more accounts used by or on behalf of Borrower relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments on the Note, Impositions, the Allocable Insurance Premium Amount and any reasonable and customary expenses incurred by Borrower in the operation, maintenance and leasing of the Property or delivered to Lender;

(iii)	the cost of remediation of any Environmental Activity affecting the Property, any material diminution in the value of the Property arising from any Environmental Activity affecting the Property and any other losses suffered and liabilities and expenses actually incurred by Lender relating to a default under the Article entitled “Environmental” (other than such liabilities and expenses attributable to the gross negligence or willful misconduct of Lender or its agents);

(iv)	all security deposits collected by Borrower or any of Borrower’s predecessors and not refunded to tenants in accordance with their respective Leases, applied in accordance with the Leases or Law or delivered to Lender, and all advance rents collected by Borrower or any of Borrower’s predecessors and not applied in accordance with the Leases or delivered to Lender;

(v)	the replacement cost of any Fixtures or Personal Property removed from the Property by Borrower or its agents after a default occurs and not replaced in the ordinary course of business with property of at least equal value and utility;

(vi)	all losses suffered and liabilities and expenses incurred by Lender relating to any acts or omissions by Borrower that result in waste (including economic and non-physical waste to the extent resulting from a violation of the provisions of Section 5.4 above, but excluding ordinary wear and tear in the absence of gross negligence or willful misconduct) on the Property;

(vii)	all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents to protect Lender’s security interest in the Property or to protect the assignment of the property described in and effected by the Assignment, but only to the extent that the Rents would have been sufficient to permit Borrower to make the payment and Borrower failed to do so;

(viii)	[INTENTIONALLY OMITTED]

(ix)	all Proceeds that are not applied in accordance with the Deed of Trust or not paid to Lender as required under the Deed of Trust;

(x)	all losses suffered and liabilities and expenses incurred by Lender relating to a Transfer that is not permitted under the Section entitled “Permitted Transfers”;

(xi)	all losses suffered and liabilities and expenses incurred by Lender relating to forfeiture or threatened forfeiture of the Property to the Government; and

(xii)	all losses suffered and liabilities and expenses incurred by Lender relating to any default by Borrower under any of the provisions of the Deed of Trust relating to ERISA including the prohibition on any Transfer that results in a violation of ERISA.

(d) Nothing under subparagraph (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Debt or to require that all collateral will continue to secure all of the Obligations in accordance with the Loan Documents.

ARTICLE 16

WAIVERS

Section 16.1. WAIVER OF STATUTE OF LIMITATIONS. BORROWER WAIVES THE RIGHT TO CLAIM ANY STATUTE OF LIMITATIONS AS A DEFENSE TO BORROWER’S PAYMENT AND PERFORMANCE OF THE OBLIGATIONS.

Section 16.2. WAIVER OF NOTICE. BORROWER WAIVES THE RIGHT TO RECEIVE ANY NOTICE FROM LENDER OR TRUSTEE WITH RESPECT TO THE LOAN DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER OR TRUSTEE IS EXPRESSLY REQUIRED TO DELIVER PURSUANT TO THE LOAN DOCUMENTS.

Section 16.3. WAIVER OF MARSHALLING AND OTHER MATTERS. BORROWER WAIVES THE BENEFIT OF ANY RIGHTS OF MARSHALLING OR ANY OTHER RIGHT TO DIRECT THE ORDER IN WHICH ANY OF THE PROPERTY WILL BE (i) SOLD; OR (ii) MADE AVAILABLE TO ANY ENTITY IF THE PROPERTY IS SOLD BY POWER OF SALE OR PURSUANT TO A JUDGMENT OF FORECLOSURE AND SALE. BORROWER ALSO WAIVES THE BENEFIT OF ANY LAWS RELATING TO APPRAISEMENT, VALUATION, STAY, EXTENSION, REINSTATEMENT, MORATORIUM, HOMESTEAD AND EXEMPTION RIGHTS OR A SALE IN INVERSE ORDER OF ALIENATION.

Section 16.4. WAIVER OF TRIAL BY JURY. BORROWER WAIVES TRIAL BY JURY IN ANY PROCEEDING BROUGHT BY, OR AGAINST, OR COUNTERCLAIM OR CROSS-COMPLAINT ASSERTED BY OR AGAINST, LENDER OR TRUSTEE RELATING TO THE LOAN, THE PROPERTY DOCUMENTS OR THE LEASES.

Section 16.5. WAIVER OF COUNTERCLAIM. BORROWER WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM OR CROSS-COMPLAINT, OTHER THAN COMPULSORY OR MANDATORY COUNTERCLAIMS OR CROSS-COMPLAINTS, IN ANY PROCEEDING LENDER OR TRUSTEE BRINGS AGAINST BORROWER RELATING TO THE LOAN, INCLUDING ANY PROCEEDING TO ENFORCE REMEDIES.

Section 16.6. [INTENTIONALLY OMITTED]

Section 16.7. WAIVER OF SUBROGATION. BORROWER WAIVES ALL RIGHTS OF SUBROGATION TO LENDER’S RIGHTS OR CLAIMS RELATED TO OR AFFECTING THE PROPERTY OR ANY OTHER SECURITY FOR THE LOAN UNTIL THE LOAN IS PAID IN FULL AND ALL FUNDING OBLIGATIONS UNDER THE LOAN DOCUMENTS HAVE BEEN TERMINATED.

Section 16.8. GENERAL WAIVER. BORROWER ACKNOWLEDGES THAT

(a) BORROWER AND BORROWER’S PARTNERS, MEMBERS OR PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS;

(b) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS ARTICLE;

(c) THE LOAN IS A COMMERCIAL OR BUSINESS LOAN UNDER THE LAWS OF THE STATE OR COMMONWEALTH WHERE THE PROPERTY IS LOCATED NEGOTIATED BY LENDER AND BORROWER AND THEIR RESPECTIVE ATTORNEYS AT ARMS’ LENGTH; AND

(d) ALL WAIVERS BY BORROWER IN THIS ARTICLE HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER FIRST HAS BEEN INFORMED BY COUNSEL OF BORROWER’S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE. THE FOREGOING ACKNOWLEDGEMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE WILL RELY ON THE ACKNOWLEDGMENT.

ARTICLE 17

NOTICES

Section 17.1. Notices. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications (the “Notices”) required or permitted to be given under the Loan Documents must be in writing and (a) delivered personally by a process server providing a sworn declaration evidencing the date of service, the individual served, and the address where the service was made; (b) sent by certified mail, return receipt requested; or (c) delivered by nationally recognized overnight delivery service that provides evidence of the date of delivery, with all charges prepaid (for next available morning delivery if sent by overnight delivery service), addressed to the appropriate party at its address listed below:

If to Lender:	Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017
Attention: Director Portfolio Management
Mortgage and Real Estate
West Coast Region
Application #AAA-3436
Mortgage #000566900

with a courtesy copy to:	Teachers Insurance and Annuity
Association of America
730 Third Avenue
New York, New York 10017
Attention: Vice President and Chief Counsel
Mortgage and Real Estate Law
Application #AAA-3436
Mortgage #000566900

And to:	Mayer, Brown, Rowe & Maw LLP
350 South Grand Avenue, 25th Floor
Los Angeles, California 90071-1503
Attn: Louis P. Eatman, Esq.

If to Borrower:	Kilroy Realty, L.P.
12200 West Olympic Boulevard, Suite 200

Los Angeles, California 90064
Attn: Mr. Tyler H. Rose &
Mr. Timothy M. Schoen

with a courtesy copy to:	Latham & Watkins LLP
633 West 5th Street, Suite 4000
Los Angeles, California 90071
Attn: Jennifer Upham Saunders, Esq.

Lender and Borrower each may change from time to time the address to which Notices must be sent, by notice given in accordance with the provisions of this Section. All Notices given in accordance with the provisions of this Section will be deemed to be effective as of the earliest of (i) actual receipt; (ii) Borrower’s rejection of delivery; or (iii) the third Business Day after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or the first Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery, or on the date of personal service, if served by a process server.

Section 17.2. Change in Borrower’s Name, Place of Business or State of Formation. Borrower will immediately notify Lender in writing of any change in Borrower’s legal name, principal place of business, or state of organization, including as a result of, or in connection with, any Transfer, including any Permitted Transfer.

Section 17.3. Request for Notice. Borrower requests that a copy of any statutory notice of default or sale hereunder be mailed to Borrower at the address set forth in this Article.

ARTICLE 18

MISCELLANEOUS

Section 18.1. Applicable Law. The Loan Documents are governed by and will be construed in accordance with the Laws of the state or commonwealth in which the Property is located without regard to conflict of law provisions, except to the extent that the Uniform Commercial Code requires otherwise.

Section 18.2. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

Section 18.3. Lender’s Discretion. Wherever under the Loan Documents any matter is required to be satisfactory to Lender, Lender has the right to make requests or approve or determine any matter or Lender has an election, Lender’s request, approval, determination or election will be made in Lender’s reasonable discretion unless expressly provided to the contrary.

Section 18.4. Unenforceable Provisions. If any provision in the Loan Documents is found to be illegal or unenforceable or would operate to invalidate any of the Loan Documents, then the provision will be deemed expunged and the Loan Documents will be construed as though the provision was not contained in the Loan Documents and the remainder of the Loan Documents will remain in full force and effect.

Section 18.5. Survival of Borrower’s Obligations. Borrower’s representations, warranties and covenants contained in the Loan Documents will continue in full force and effect and survive (i) satisfaction of the Obligations; (ii) reconveyance of the lien of this Deed of Trust by Trustee; (iii) assignment or other transfer of all or any portion of Lender’s interest in the Loan Documents or the Property; (iv) Lender’s or Trustee’s exercise of any of the Remedies or any of Lender’s or Trustee’s other rights under the Loan Documents; (v) a Transfer; (vi) amendments to the Loan Documents; and (vii) any other act or omission that might otherwise be construed as a release or discharge of Borrower.

Section 18.6. Relationship Between Borrower and Lender; No Third Party Beneficiaries.

(a) Lender is not a partner of or joint venturer with Borrower or any other entity as a result of the Loan or Lender’s rights under the Loan Documents; the relationship between Lender and Borrower is strictly that of creditor and debtor. Each Loan Document is an agreement between the parties to that Loan Document for the mutual benefit of such parties, and no entities other than the parties to that Loan Document will be a third party beneficiary or will have any claim against Lender or Borrower by virtue of the Loan Document. As between Lender and Borrower, any actions taken by Lender under the Loan Documents will be taken for Lender’s protection only, and Lender has not and will not be deemed to have assumed any responsibility to Borrower or to any other entity by virtue of Lender’s actions.

(b) All conditions to Lender’s performance of its obligations under the Loan Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with their provisions or will be entitled to assume that Lender will refuse to perform its obligations in the absence of strict compliance with any of the conditions.

Section 18.7. Partial Reconveyances or Releases, Extensions, Waivers. Lender may: (i) permit the reconveyance of any part of the Property or release any entity obligated for any of the Obligations; (ii) extend the time for payment or performance of any of the Obligations or otherwise amend the provisions for payment or performance by agreement with any entity that is obligated for the Obligations or that has an interest in the Property; (iii) accept additional security for the payment and performance of the Obligations; and (iv) waive any entity’s performance of an Obligation, release any entity or individual now or in the future liable for the performance of the Obligation or waive the exercise of any Remedy or option. Lender may exercise any of the foregoing rights without notice, without regard to the amount of any consideration given, without affecting the priority of the Loan Documents, without releasing any entity not specifically released from its obligations under the Loan Documents, without releasing any guarantor(s) or surety(ies) of the Obligations, without effecting a novation of the Loan Documents and, with respect to a waiver, without waiving future performance of the Obligation or exercise of the Remedy waived.

Section 18.8. Service of Process. Borrower and Lender each irrevocably consent to service of process by registered or certified mail, postage prepaid, return receipt requested, to it at its address set forth in the Article entitled “Notices”.

Section 18.9. Entire Agreement. Oral agreements or commitments between Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew the debt, are not enforceable. Any agreements among Borrower, Lender and Trustee relating to the Loan are contained in the Loan Documents, which contain the complete and exclusive statement of the agreements among Borrower, Lender and Trustee, except as Borrower, Lender and, if applicable, Trustee may later agree in writing to amend the Loan Documents. The language of each Loan Document will be construed as a whole according to its fair meaning and will not be construed against the party by or for whom it was drafted.

Section 18.10. No Oral Amendment. The Loan Documents may not be amended, waived or terminated orally or by any act or omission made individually by Borrower, Lender or Trustee but may be amended, waived or terminated only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

Section 18.11. Severability. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents will not affect any other provisions of the Loan Documents, which will be construed as if the invalid, illegal or unenforceable provision never had been included.

Section 18.12. Covenants Run with the Land. Subject to the restrictions on transfer contained in the Article entitled “TRANSFERS, LIENS AND ENCUMBRANCES”, all of the covenants of this Deed of Trust and the Assignment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and this Deed of Trust.

Section 18.13. Time of the Essence. Time is of the essence with respect to Borrower’s payment and performance of the Obligations.

Section 18.14. Subrogation. If the Principal or any other amount advanced by Lender is used directly or indirectly to pay off, discharge or satisfy all or any part of an encumbrance affecting the Property, then Lender is subrogated to the encumbrance and to any security held by the holder of the encumbrance, all of which will continue in full force and effect in favor of Lender as additional security for the Obligations.

Section 18.15. [INTENTIONALLY OMITTED]

Section 18.16. Successors and Assigns. The Loan Documents bind the parties to the Loan Documents and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives and, to the extent applicable, inure to the benefit of Trustee and its successors, assigns, heirs, administrators, executors, agents and representatives.

Section 18.17. Duplicates and Counterparts. Duplicate counterparts of any of the Loan Documents, other than the Note, may be executed and together will constitute a single original document.

ARTICLE 19

TRUSTEE PROVISIONS

Section 19.1. Acceptance of Trust.

(a) Trustee accepts this Trust upon recordation of this Deed of Trust as provided by Law. Except as provided by Law, Trustee is not obligated to notify any party of a pending sale under this Deed of Trust or of a Proceeding in which Borrower, Lender or Trustee is a party.

(b) Lender may from time to time unilaterally substitute a successor to Trustee pursuant to a recordable instrument that complies with Law for substitution of Trustees. The recorded substitution will be conclusive proof of proper substitution of trustee who will, without conveyance from predecessor trustee, succeed to all of the predecessor trustee’s title, estate, rights, powers and duties.

Section 19.2. Reconveyance After Payment. Upon written request of Lender stating that all of the Obligations have been paid, upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment to Trustee of its fees, costs and expenses incurred or to be incurred thereby, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has executed and delivered this Deed of Trust as of the date first set forth above.

KILROY REALTY, L.P., a Delaware limited partnership

By	KILROY REALTY CORPORATION, a Maryland corporation, Its General Partner

	By:	/s/ Tyler H. Rose
	Name:	Tyler H. Rose
	Its:	Senior Vice President and Treasurer

	By:	/s/ Timothy M. Schoen
	Name:	Timothy M. Schoen
	Its:	Vice President – Corporate Finance

S-1

ACKNOWLEDGMENT

STATE OF CALIFORNIA            )

                                                         )SS.

COUNTY OF LOS ANGELES     )

On January 30, 2004, before me, Claudia M. Thomas, a Notary Public, personally appeared Tyler H. Rose and Timothy M. Schoen, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entities upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

[Seal]	/s/ Claudia M. Thomas

Notary Public

Exhibit A

LEGAL DESCRIPTION

DESCRIPTION OF REAL PROPERTY

THE FOLLOWING LAND SITUATED IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL A: (ASSESSOR’S PARCEL NO. 307-410-12)

PARCEL 1 OF PARCEL MAP NO. 17382, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 30, 1994 AS FILE NO. 1994-0414824 OF OFFICIAL RECORDS.

PARCEL B: (ASSESSOR’S PARCEL NO. 307-410-15 THROUGH 18, 20 AND 21)

PARCELS 1 THROUGH 4 INCLUSIVE, AND PARCELS 6 AND 7 OF PARCEL MAP NO. 18350 IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON SEPTEMBER 30, 1999 AS FILE NO. 1999-0664638 OF OFFICIAL RECORDS.

PARCEL C:

NON-EXCLUSIVE EASEMENTS OVER AND ACROSS THE COMMON AREA, AS CONVEYED, SET FORTH AND DESCRIBED IN THAT CERTAIN “AGREEMENT BETWEEN LANDOWNERS INCLUDING COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS FOR CARMEL CENTER AND INCLUDING AMENDMENT AND RESTATEMENT OF FORMER DECLARATION AND TERMINATION OF PRIOR GRANTS OF EASEMENTS” DATED AS OF MARCH 22, 2002, EXECUTED BY KILROY REALTY, L.P., A DELAWARE LIMITED PARTNERSHIP, RECORDED MARCH 25, 2002, AS INSTRUMENT NO. 2002-0245385 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, CALIFORNIA.

Exhibit B

DEFINITIONS

“Acceleration” is defined in Section 14.2(a)(i).

“Accumulations” is defined in Section 2.1(xii).

“Accumulations Depositary” is defined in Section 6.3(a).

“Additional Funds” is defined in Section 7.4(v).

“Adjacent Office Building Parcel” is defined in Section 5.7.

“Allocated Loan Amount” is defined in Section 12.4(xiv).

“Allocable Insurance Premium Amount” is defined as that portion of the aggregate Insurance Premiums allocable to the Property (as reasonably determined by Lender), rather than to other properties owned by Borrower and also covered by the blanket policies in respect of which such Insurance Premiums are payable. The Allocable Insurance Premium Amount shall equal the amount of the Insurance Premiums if no portion of such Insurance Premiums is payable with respect to blanket policies covering property other than the Property.

“Annual Financial Statement” is defined in Section 10.1(a) (i).

“Assessments” is defined as all assessments now or hereafter levied, assessed or imposed against the Property.

“Assignment” is defined as the Assignment of Leases and Rents dated of even date with this Deed of Trust made by Borrower for the benefit of Lender with respect to the Leases and Rents.

“Bankruptcy Code” is defined as Title 11 of the United States Code.

“Borrower” is defined in the introductory paragraph.

“Business Day” is defined as any day on which commercial banks are not authorized or required by Law to close in Los Angeles, California.

“Casualty” is defined as damage to or destruction of the Property by fire or other casualty.

“CC&Rs” is defined in Section 5.7.

“Code” is defined as the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

“Commitment” is defined in Section 12.5(vii).

“Condemnation” is defined as the permanent or temporary taking of all or any portion of the Property, or any interest therein or right accruing thereto, by the exercise of the right of eminent domain (including any transfer in lieu of or in anticipation of the exercise of the right), inverse condemnation or any similar injury or damage to or decrease in the value of the Property, including severance and change in the grade of any streets.

“Condemnation Awards” is defined in Section 2.1(viii).

“Condemnation Proceeding” is defined as a Proceeding that could result in a Condemnation.

“CPA” is defined as an independent certified public accountant satisfactory to Lender.

“Debt” is defined in Section 3.1.

“Debt Service Payments” is defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in the Note.

“Deed of Trust” is defined in the Recitals.

“Default Interest Rate” is defined as the lower of the sum of five percent (5%) plus the Fixed Interest Rate or the Maximum Interest Rate, if any.

“Destruction Event” is defined in Section 7.4.

“Destruction Event Threshold” is defined as $1,000,000 minus the following, each determined as of each occasion that the Destruction Event Threshold is to be applied:

(i) the aggregate cost of all Restorations necessitated by all Casualties and Condemnations which have occurred to the Property, except such Restorations as have been completed and paid for in full and all insurance claims and/or condemnation awards for which have been paid and the funds applied as provided in the Deed of Trust; and

(ii) with respect to all Condemnations which have occurred to the Property and as to which Restoration is not possible, the aggregate amount of all condemnation award claims with respect thereto, except such claims which have been paid and the proceeds of which have been applied as provided in the Deed of Trust.

“Environmental Activity” is defined as any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Substances. The actual, suspected or threatened presence of any Hazardous Substances, or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

“Environmental Laws” is defined as all Laws pertaining to the effect of the environment on human health or safety, protection of the environment, natural resources, conservation, wildlife, waste management, Environmental Activities and pollution.

“Environmental Report” is defined as the report shown in Schedule 1 corresponding to the Note.

“ERISA” is defined in Section 8.3(a).

“Event of Default” is defined in Section 14.1.

“Expenses” is defined in Section 11.1(a).

“Financial Books and Records” is defined as detailed accounts of the income and expenses of the Property and the business and affairs of Borrower relating to the Property and all other data, records and information that either are specifically referred to in the Article entitled “FINANCIAL REPORTING” or are necessary to the preparation of any of the statements, reports or certificates required under such Article and includes all supporting schedules prepared or used in connection with the preparation or certification of the Annual Financial Statement.

“Fiscal Year” is defined as any calendar year or partial calendar year during the Term.

“Fixed Interest Rate” is defined in the Note.

“Fixtures and Personal Property” is defined in Section 2.1(iv).

“Government” is defined as any federal, state or municipal governmental or quasi-governmental authority including executive, legislative or judicial branch, division and any subdivision or agency of any of them and any entity to which any of them has delegated authority.

“Hazardous Substances” is defined as (i) any by-product, chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws, as a “hazardous substance”, “hazardous material”, “hazardous waste”, “extremely hazardous waste”, infectious waste”, “toxic substance”, “toxic pollutant”, or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or “EP toxicity”, (ii) any petroleum, natural gas, natural gas liquid, liquified natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources, and (iii) any underground storage tanks.

“Imposition Penalty Date” is defined in Section 6.1(a).

“Impositions” is defined as all Taxes, Assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Property or Borrower and whether levied, assessed or imposed as excise, privilege or property taxes, in each case relating to the Property.

“Impound Agreement” is defined in Section 6.3(a).

“Improvements” is defined in Section 2.1(ii).

“Insurance Premiums” is defined as all present and future premiums and other charges due and payable on policies of fire, rental value and other insurance covering the Property and required pursuant to the provisions of this Deed of Trust.

“Insurance Proceeds” is defined in Section 2.1(ix).

“Insurers” is defined in Section 7.1(c).

“Interest” is defined as the amount of all interest payable under the Note and any other sums which could be deemed to be interest under Law.

“Interest Rate” is defined in the Note.

“KRC” is defined in Section 10.1(a)(i)(A).

“Land” is defined in the Recitals.

“Late Charges” is defined as all amounts payable under the Note as a “Late Charge” as that term is defined in the Note.

“Law” is defined as all present and future codes, constitutions, cases, opinions, rules, manuals, regulations, determinations, laws, orders, ordinances, requirements and statutes, as amended, of any Government that affect or that may be interpreted to affect the Property, Borrower or the Loan, including amendments and all guidance documents and publications promulgated thereunder.

“Leases” is defined as all present and future leases, subleases, licenses and other agreements for the use and occupancy of the Land and Improvements and related Personal Property and Fixtures, any related guarantees and including any use and occupancy arrangements created pursuant to Section 365 (h) of the Bankruptcy Code or otherwise in connection with the commencement or continuation of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar Proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land and Improvements.

“Lender” is defined in the introductory paragraph.

“Loan” is defined in the Recitals.

“Loan Documents” is defined as, collectively, the Note, the Deed of Trust, the Assignment, and all documents now or hereafter executed by Borrower or held by Lender or Trustee relating to the Loan, including all amendments, but not including any separate environmental indemnity provided to Lender in connection with the Loan.

“Material Environmental Contamination” is defined as contamination of the Property with Hazardous Substances (i) that constitutes a violation of one or more Environmental Laws; (ii) for which there is a significant possibility that remediation will be required under Environmental Laws; (iii) that results in a material risk of liability or expense to Lender; or (iv) that materially diminishes the value of the Property.

“Maturity Date” is defined in the Recitals.

“Maximum Interest Rate” is defined as the maximum rate of interest, if any, permitted by Law to be charged with respect to the Loan as the maximum rate may be increased or decreased from time to time.

“Note” is defined in the Recitals.

“Notices” is defined in Section 17.1.

“Obligations” is defined in Section 3.1.

“Parcel” is defined in Section 12.4.

“Permitted Exceptions” is defined as the matters shown in Schedule B, Part 1 and 2 of the title insurance policy insuring the lien of this Deed of Trust.

“Permitted Liens” is defined as the following: (i) liens for taxes, assessments or other governmental charges not yet due and payable or (if later) not yet required by this Deed of Trust to be paid or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 6.1; (ii) statutory liens of carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not yet due and payable or (if later) not yet required by this Deed of Trust to be paid or which are being contested in good faith in accordance with Section 12.3; (iii) the interests of lessors under leases of personal property to Borrower, made in the ordinary course of business and on fair market terms, which personal property does not have a fair market value at the time of execution of the lease in excess of $10,000 for any single item or $50,000 in the aggregate for all leased items, (iv) liens in favor of Lender under the Loan Documents and (v) leases of Fixtures and Personal Property to tenants under Leases affecting the Property as of the date hereof or entered into in accordance with the terms of the Loan Documents.

“Permitted Transfers” is defined in Section 12.2(b).

“Permitted Use” is defined as a first-class commercial office building and uses incidentally and directly related to such use.

“Policies” is defined in Section 7.1(b).

“Post-Substitution Property” is defined in Section 12.5(iii).

“Prepayment Premiums” is defined as all amounts payable under the Note as a “Prepayment Premium,” “Evasion Premium” or “Reconveyance Premium” as those terms are defined in the Note.

“Principal” is defined in the Recitals.

“Proceeding” is defined as a pending or threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction.

“Proceeds” is defined in Section 7.2(c).

“Property” is defined in Section 2.1.

“Property Documents” is defined in Section 2.1(v).

“Receiver” is defined as a receiver, custodian, trustee, liquidator or conservator of the Property.

“Reconveyance Premium” is defined in the Note.

“Release Parcel” is defined in Section 12.4.

“Remedies” is defined in Section 14.2(a).

“Rents” is defined as all present and future rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, parking fees, revenues and other consideration accruing under or in connection with the Leases or otherwise derived from the use and occupancy of the Land or the Improvements, including tenant contributions to expenses, security deposits, royalties and contingent rent, if any, all other fees, accounts, accounts receivable or payments paid to or for the benefit of Borrower, including liquidated damages after a default under a lease, any termination, cancellation, modification or other fee or premium payable by tenant for any reason and the proceeds of any rental insurance, and any payments received pursuant to Sections 502(b) or 365 of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land or the Improvements and all claims as a creditor in connection with any of the foregoing.

“Restoration” is defined as the restoration of the Property after a Destruction Event as nearly as possible to its condition immediately prior to the Destruction Event, in accordance with the plans and specifications, in a first-class workmanlike manner using materials substantially equivalent in quality and character to those used for the original improvements, in accordance with Law and free and clear of all liens, encumbrances or other charges other than this Deed of Trust, the Permitted Exceptions and the Permitted Liens.

“Restoration Completion Date” is defined in Section 7.4(viii).

“Restoration Funds” is defined in Section 7.5(b).

“Substitute Parcel” is defined in Section 12.5.

“Substitution Release Parcel” is defined in Section 12.5(ii)(A).

“Taxes” is defined as all present and future real estate taxes levied, assessed or imposed against the Property.

“Term” is defined as the scheduled term of this Deed of Trust commencing on the date Lender makes the first disbursement of the Loan and terminating on the Maturity Date.

“Transfer” is defined in Section 12.1(a).

“Trustee” is defined in the introductory paragraph.

“Uniform Commercial Code” is defined as the Uniform Commercial Code in effect in the jurisdiction where the Land is located or, to the extent required by the Uniform Commercial Code, where the Borrower is located, as applicable.

Exhibit C

RULES OF CONSTRUCTION

(a) References in any Loan Document to lettered or numbered Exhibits or Schedules are references to the Exhibits or Schedules attached to that Loan Document, all of which are incorporated in and constitute a part of that Loan Document. Article, Section, Exhibit and Schedule captions used in any Loan Document are for reference only and do not describe or limit the substance, scope or intent of that Loan Document or the individual Articles, Sections, Exhibits or Schedules of that Loan Document.

(b) The terms “include”, “including” and similar terms are construed as if followed by the phrase “without limitation”.

(c) The terms “Land”, “Improvements”, “Fixtures and Personal Property”, “Condemnation Awards”, “Insurance Proceeds” and “Property” are construed as if followed by the phrase “or any part thereof”.

(d) Any agreement by or duty imposed on Borrower in any Loan Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of any of the Note and this Deed of Trust and includes a covenant by Borrower to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Loan Documents. Any statement or disclosure contained in any Loan Document about facts or circumstances relating to the Property, Borrower or the Loan constitutes a representation and warranty by Borrower made as of the date of the Loan Document in which the statement or disclosure is contained.

(e) The term “to Borrower’s knowledge” is construed as meaning to the best of Borrower’s knowledge after diligent inquiry.

(f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

(g) The terms “person”, “party” and “entity” include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

(h) The term “provisions” includes terms, covenants, conditions, agreements and requirements.

(i) The term “amend” includes modify, supplement, renew, extend, replace or substitute and the term “amendment” includes modification, supplement, renewal, extension, replacement and substitution.

C-1

(j) Reference to any specific Law or to any document or agreement, including the Note, this Deed of Trust, any of the other Loan Documents, the Leases and the Property Documents, includes any future amendments to the Law, document or agreement, as the case may be.

(k) No inference in favor of or against a party with respect to any provision in any Loan Document may be drawn from the fact that the party drafted the Loan Document.

(l) The term “certificate” means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is “certified” means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

(m) Any appointment of Lender as Borrower’s attorney-in-fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Borrower ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Borrower will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

(n) Any document, instrument or agreement to be delivered by Borrower will be in form and content satisfactory to Lender.

(o) All obligations, rights, remedies and waivers contained in the Loan Documents will be construed as being limited only to the extent required to be enforceable under the Law.

(p) The unmodified word “days” means calendar days.

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SCHEDULE 1

Parcels and Ratios

PARCEL	RATIO
1. That property described as Parcel 2 of Parcel Map 18350 on Exhibit A attached hereto (and commonly referred to as 3611 Valley Centre Drive).	$25,000,000

$81,000,000

2. That property described as Parcel 3 of Parcel Map 18350 on Exhibit A attached hereto (and commonly referred to as 3661 Valley Centre Drive).	$23,000,000

$81,000,000

3. That property described as Parcel 4 of Parcel Map 18350 on Exhibit A attached hereto (and commonly referred to as 3721 Valley Centre Drive).	$22,000,000

$81,000,000

4. That property described as Parcel 1 of Parcel Map 17382 on Exhibit A attached hereto (and commonly referred to as 3579 Valley Centre Drive).	$11,000,000

$81,000,000

TIAA Appl. #AAA3707

PROMISSORY NOTE

$34,000,000.00	Del Mar, California

March 30, 2004

FOR VALUE RECEIVED, KILROY REALTY, L.P., a Delaware limited partnership (“Borrower”), having its principal place of business at 12200 West Olympic Boulevard, Suite 200, Los Angeles, CA 90064, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“Lender”), a New York corporation, or order, at Lender’s offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of Thirty-Four Million and 00/100 Dollars ($34,000,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, whichever is less, the “Principal”), in lawful money of the United States of America, with interest on the Principal from and after the date advanced by Lender at the Interest Rate (defined below) in effect from time to time and as otherwise provided herein.

On February 3, 2004, Lender made a loan to Borrower in the amount of $81,000,000.00 (“Loan No. 1”) evidenced by that certain Promissory Note dated February 3, 2004 in that amount, as modified by that certain Modification to Deed of Trust and Other Loan Documents (the “Modification Agreement”) dated the date hereof among Borrower, Chicago Title Company, as trustee (“Trustee”), and Lender, intended to be recorded in the Official Records, San Diego County, California, Recorder’s Office (the “Official Records”) (collectively, “Note No. 1”). Note No.1 and this Note are secured by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated February 3, 2004, made by Borrower in favor of Trustee for the benefit of Lender recorded in the Official Records on February 3, 2004 as document no. 2004-0084482, as modified by the Modification Agreement (collectively, the “Deed of Trust”) and by that certain Assignment of Leases and Rents dated February 3, 2004 by Borrower to Lender recorded in the Official Records on February 3, 2004 as document no. 2004-0084483, as modified by the Modification Agreement (collectively the “Assignment”).

The Principal shall bear interest at a rate per annum equal to: (i) during the period from and including the date hereof and through and including June 30, 2004, two and eighty-six one hundredths percent (2.86%); (ii) during the period from and including July 1, 2004 and through and including September 30, 2004 the sum of (x) the LIBOR Rate (as defined below) plus (y) 175 basis points; and (iii) during the period from and including October 1, 2004 through the date that all indebtedness hereunder is paid in full, four and ninety-five one-hundredths percent (4. 95%) ( the “Fixed Interest Rate,” with the interest rate in effect from time to time pursuant to clause (i), (ii), or (iii) above, as applicable, the “Interest Rate”). The LIBOR Rate will be the average bid quoted for ninety (90) day LIBOR deposits on the page numbered 3750 on the Telerate system determined at 4:00 p.m. Eastern Standard Time on June 29, 2004.

This Promissory Note (this “Note”) evidences a loan (the “Loan”) in the original amount of Thirty-Four Million and 00/100 Dollars ($34,000,000.00). This Note is secured by, among other things, the Deed of Trust. All capitalized terms not expressly defined in this Note will have the definitions set forth in the Deed of Trust.

Section 1. Payments of Principal and Interest.

(a) Borrower will make monthly installment payments (“Debt Service Payments”) as follows:

(i) On the date hereof, a payment of accrued interest on the Principal for the balance of March, 2004 at the Interest Rate;

(ii) On May 1, 2004, and on the first Business Day of each succeeding calendar month through and including October 1, 2004, payments of accrued interest on the Principal at the Interest Rate; and

(iii) On November 1, 2004 and on the first Business Day of each succeeding calendar month through and including July 1, 2012, payments in the amount of One Hundred Eighty-One Thousand Four Hundred Eighty-One and 80/100ths Dollars ($181,481.80) (subject to adjustment as provided in Section 2(b)(iii) below), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.

(a) On August 1, 2012 (the “Maturity Date”), Borrower will pay the Principal in full together with accrued interest at the Interest Rate and all other amounts due under the Loan Documents.

(b) In addition to the foregoing, Borrower shall pay to Lender, as long as Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, additional interest on the Principal of the Loan equal to the actual costs of such reserves allocated to the Loan by Lender (as determined by Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on the Loan, provided Borrower shall have received at least 15 days’ prior notice of such additional interest from Lender. If Lender fails to give notice 15 days prior to the relevant date on which interest is payable, such additional interest shall be due and payable on the first date on which interest is otherwise payable under the Loan which is at least 15 days from receipt of such notice.

Section 2. Prepayment Provisions.

(a) The following definitions apply:

“Discount Rate” means the yield on a U.S. Treasury issue selected by Lender, as published in The Wall Street Journal two weeks prior to the date as of which the applicable Prepayment Premium, Evasion Premium or Reconveyance Premium, as the case may be, is calculated (as

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specified below), having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.

“Default Discount Rate” means the Discount Rate less 300 basis points.

“Discounted Value” means the Discounted Value of a Note Payment based on the following formula:

NP
(1 + R/12)[n]	=	Discounted Value where:

NP	=	amount of Note Payment

R	=	Prepayment Discount Rate, Default Discount Rate or Reconveyance Discount Rate, as the case may be.

n	=	the number of months between the date as of which a Prepayment Premium, Evasion Premium or Reconveyance Premium, as the case may be, is calculated (as specified below) and the scheduled date of the Note Payment being discounted rounded to the nearest integer.

“Evasion Premium” means, with respect to any prepayment or Acceleration giving rise to such Evasion Premium that occurs (i) prior to the Permitted Prepayment Date (as defined below), the greater of the following, calculated as of the date of the applicable prepayment or Acceleration: (x) an amount equal to the product of one percent (1%) plus 300 basis points times the Prepayment Date Principal, and (y) the amount by which the sum of the Discounted Values of the Note Payments, determined by using the Default Discount Rate, exceeds the Prepayment Date Principal, and (ii) on or after the Permitted Prepayment Date, an amount equal to the Prepayment Premium. In order to calculate the amount in clause (y) above, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together.

“Note Payments” means (i) the scheduled Debt Service Payments for the period from the date as of which the Prepayment Premium, Evasion Premium or Reconveyance Premium is calculated (as specified below) through the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

“Prepayment Date Principal” means the Principal outstanding under this Note on the date as of which a Prepayment Premium or Evasion Premium is calculated (as specified below).

“Prepayment Discount Rate” means the Discount Rate plus 25 basis points.

“Prepayment Premium” means the greater of the following, calculated as of the date of the applicable prepayment or Acceleration: (i) an amount equal to the product of one percent (1%) times the Prepayment Date Principal and (ii) the amount by which the sum of the Discounted Values of Note Payments, derived by using the Prepayment Discount Rate,

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exceeds the Prepayment Date Principal. In order to calculate the amount in clause (ii) above, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together.

“Reconveyance Discount Rate” means the Discount Rate plus 25 basis points.

“Reconveyance Premium” means the greater of the following, calculated as of the date of such prepayment: (i) an amount equal to the product of one percent (1%) times the Note No. 2 Reconveyance Amount (as defined in the Deed of Trust) and (ii) the amount by which the sum of the Discounted Values of those portions of the Note Payments that are attributable to the Note No. 2 Reconveyance Amount, derived by using the Reconveyance Discount Rate, exceeds such Note No. 2 Reconveyance Amount. In order to calculate the amount in clause (ii) above, that portion of each remaining Note Payment attributable to the Note No. 2 Reconveyance Amount will be discounted and the resulting Discounted Values will be added together.

(b) This Note may not be prepaid in full or in part before September 1, 2006 (the “Permitted Prepayment Date”). Commencing on the Permitted Prepayment Date, this Note may be prepaid only as follows:

(i) Provided there is no Event of Default, Borrower may prepay this Note in full, but not in part, upon not less than 60 days prior notice to Lender, provided Note No.1 is simultaneously prepaid in full and not in part, and upon payment in full of the Debt then due and owing on the date of such prepayment, which will include (A) the prepayment premium required under Note No. 1 and (B) the Prepayment Premium for this Note calculated as of the date of such prepayment.

(ii) Provided there is no Event of Default, this Note may be prepaid in full, but not in part, upon payment in full of the Debt then due and owing on the date of such prepayment, without payment of the Prepayment Premium, provided Note No. 1 is simultaneously prepaid in full (but without payment of any prepayment premium under Note No. 1), during the last 90 days of the Term upon not less than 3 Business Days notice to Lender.

(iii) Provided there is no Event of Default, Borrower may prepay this Note, in part, in the amount of the Note No. 2 Reconveyance Amount pursuant to the terms of the Section of the Deed of Trust entitled “Reconveyance Rights,” upon payment in full of the Note No. 2 Reconveyance Amount and all other amounts due and payable under this Note at the time of such prepayment, which will include a Reconveyance Premium calculated as of the date of such prepayment provided that Note No. 1 is simultaneously prepaid in part pursuant to Section 2. (b) (iii) of Note No. 1 in the amount of the Note

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No. 1 Reconveyance Amount, and provided that Borrower simultaneously pays to the Lender the prepayment premium required under Section 2. (b) (iii) of Note No. 1. In the event of any partial prepayment of the Note expressly permitted pursuant to the foregoing, the monthly payments due thereafter under this Note pursuant to Section 1(a)(ii) above shall be reduced so as to equal the monthly payment amount which would fully amortize the then-remaining Principal at the Fixed Interest Rate in blended level payments over the number of full calendar months between the date of such partial prepayment and October 1, 2034, all as determined by Lender (provided that, the foregoing provision shall in no event be interpreted as extending the maturity date of the loan beyond the “Maturity Date” set forth in Section 1(b) above).

(c) After an Acceleration or upon any other prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any judgment of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale) and any tender of payment made during any redemption period after foreclosure, will include an Evasion Premium, calculated as of the date of the Acceleration or the date of such unpermitted prepayment, as the case may be.

(d) Borrower acknowledges that:

(i) a prepayment of this Note without payment of the Prepayment Premium, Reconveyance Premium or Evasion Premium (the “Premiums”), as applicable, will cause damage to Lender;

(ii) the Premiums are intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid without payment of the applicable Premium;

(iii) it will be extremely difficult and impracticable to ascertain the extent of Lender’s damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

(iv) the Premiums represent Lender and Borrower’s reasonable estimate of Lender’s damages for a prepayment and is not a penalty.

(e) BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT LENDER WOULD NOT LEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE WITHOUT (1) BORROWER’S WAIVER OF ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO

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PREPAY THIS NOTE IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (2) BORROWER’S AGREEMENT, AS SET FORTH ABOVE, TO PAY LENDER THE APPLICABLE PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED HEREBY FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER OR UNDER THE DEED OF TRUST, INCLUDING WITHOUT LIMITATION A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY ENCUMBERED BY THE DEED OF TRUST WHICH IS NOT PERMITTED THEREBY, AND BORROWER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON BORROWER’S BEHALF TO SEPARATELY EXECUTE THE AGREEMENT CONTAINED IN THIS PARAGRAPH, IN COMPLIANCE WITH CALIFORNIA CIVIL CODE SECTION 2954.10. BY PLACING ITS SIGNATURE BELOW, BORROWER ACKNOWLEDGES THAT (I) THE GENERAL PARTNERS, PRINCIPALS OR MEMBERS, AS THE CASE MAY BE, OF BORROWER ARE KNOWLEDGEABLE REAL ESTATE DEVELOPERS OR INVESTORS, (II) BORROWER FULLY UNDERSTANDS THE EFFECT OF THE ABOVE WAIVER, (III) THE MAKING OF THE LOAN BY LENDER AT THE RATE SET FORTH ABOVE IS SUFFICIENT CONSIDERATION FOR SUCH WAIVER, AND (IV) LENDER WOULD NOT MAKE THE LOAN WITHOUT SUCH WAIVER.

KILROY REALTY, L.P., a Delaware limited partnership

By:	KILROY REALTY CORPORATION, a Maryland corporation, its General Partner

	By:	/s/ Tyler H. Rose

	Name:	Tyler H. Rose
	Its:	Senior Vice President and Treasurer

	By:	/s/ Timothy M. Schoen

	Name:	Timothy M. Schoen
	Its:	Vice President – Corporate Finance

Section 3. Events of Default:

(a) It is an “Event of Default” under this Note:

(i) if Borrower fails to pay any amount due, as and when required, under this Note, Note No. 1 or any other Loan Document and the failure continues for a period of 5 days; or

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(ii) if an Event of Default occurs under (and as defined in) any other Loan Document.

(b) If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable (“Acceleration”) and exercise any of the other Remedies.

Section 4. Default Rate. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs, and such interest shall be payable upon demand.

Section 5. Late Charges.

(a) If Borrower fails to pay any Debt Service Payment when due and the failure continues for a period of 5 days or more or fails to pay any amount then due and payable under the Loan Documents on the Maturity Date, Borrower agrees to pay to Lender an amount (a “Late Charge”) equal to five cents ($.05) for each one dollar ($1.00) of the delinquent payment.

(b) Borrower acknowledges that:

(i) a delinquent payment will cause damage to Lender;

(ii) the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

(iii) it will be extremely difficult and impracticable to ascertain the extent of Lender’s damages caused by the delinquency; and

(iv) the Late Charge represents Lender and Borrower’s reasonable estimate of Lender’s damages from the delinquency and is not a penalty.

Section 6. Limitation of Liability. This Note is subject to the limitations on liability set forth in the Article of the Deed of Trust entitled “Limitation of Liability”.

Section 7. WAIVERS. IN ADDITION TO THE WAIVERS SET FORTH IN THE ARTICLE OF THE DEED OF TRUST ENTITLED “WAIVERS”, BORROWER WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH

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RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.

Section 8. Commercial Loan. The Loan is made for the purpose of carrying on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.

Section 9. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a permitted prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be promptly refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

Section 10. Applicable Law. This Note is governed by and will be construed in accordance with the Laws of California, without regard to conflict of law provisions.

Section 11. Time of the Essence. Time is of the essence with respect to the payment and performance of the Obligations.

Section 12. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

Section 13. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to the Deed of Trust entitled “Rules of Construction”.

Section 14. Mortgage Provisions Incorporated. To the extent not otherwise set forth in this Note, the provisions of the Articles of the Deed of Trust entitled “Expenses and Duty to Defend”, “Waivers”, “Notices”, and “Miscellaneous” and the Section of the Deed of Trust entitled “General Provisions Pertaining to Remedies” are applicable to this Note and deemed incorporated by reference as if set forth at length in this Note.

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Section 15. Joint and Several Liability; Successors and Assigns. This Note binds Borrower and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

Section 16. Absolute Obligation. Except for the Section of this Note entitled “Limitation of Liability”, no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Interest Rate and any other amounts due and payable under this Note, as and when required.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.

KILROY REALTY, L.P., a Delaware limited partnership

By:	KILROY REALTY CORPORATION, a Maryland corporation,Its General Partner

	By:	/s/ Tyler H. Rose

	Name:	Tyler H. Rose
	Its:	Senior Vice President and Treasurer

	By:	/s/ Timothy M. Schoen

	Name:	Timothy M. Schoen
	Its:	Vice President – Corporate Finance

:

S-1

RECORDING REQUESTED BY AND

WHEN RECORDED, RETURN TO:

Robert C. Hayn, Esq.

Senior Counsel

Teachers Insurance and Annuity

Association of America

730 Third Avenue

New York, NY 10017

MODIFICATION TO DEED OF TRUST AND

OTHER LOAN DOCUMENTS

This MODIFICATION TO DEED OF TRUST AND OTHER LOAN DOCUMENTS (this “Agreement”) is made as of the 30th day of March, 2004, among KILROY REALTY, L.P., a Delaware limited partnership (“Borrower”), having its principal place of business at 12200 West Olympic Boulevard, Suite 200, Los Angeles, CA 90064, Chicago Title Company (“Trustee”), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation with its office at 730 Third Avenue, New York, New York, 10017 (“Lender”).

W I T N E S S E T H

WHEREAS, on February 3, 2004, Lender made a loan to Borrower in the amount of $81,000,000.00 (“Loan No. 1”) evidenced by that certain Promissory Note dated February 3, 2004 in that amount (“Note No. 1”), which Note No.1 is secured by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated February 3, 2004 by and between Borrower and Trustee for the benefit of Lender recorded in the Official Records, San Diego County, California Recorder’s Office (“Official Records”) on February 3, 2004 as document no. 2004-0084482 (the “Deed of Trust”) and by that certain Assignment of Leases and Rents dated February 3, 2004 by Borrower to Lender recorded in the Official Records on February 3, 2004 as document no. 2004-0084483 (the “Assignment”);

WHEREAS, Lender is about to make an additional loan to Borrower in the amount of $34,000,000.00 (“Loan No. 2”);

WHEREAS, simultaneously with the execution and delivery hereof, Borrower is executing and delivering to Lender that certain Promissory Note of even date herewith evidencing Loan No. 2 (“Note No. 2”);

WHEREAS, Borrower, Trustee and Lender wish to modify the Deed of Trust and the Assignment to, among other things, spread the lien of the Deed of Trust and the Assignment to cover certain additional property and extend the lien of the Deed of Trust and the Assignment so that those instruments secure Note No. 2 as well as Note No. 1;

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WHEREAS, Borrower, Trustee and Lender wish to modify Note No. 1 in certain respects to, among other things, reflect the existence of Loan No. 2;

WHEREAS, simultaneously with the execution and delivery hereof, KILROY REALTY CORPORATION, a Maryland corporation having an office at 12200 West Olympic Boulevard, Suite 200, Los Angeles, CA 90064 (the “Indemnitor”) has executed and delivered to Lender that certain Amended and Restated Environmental Indemnity dated the date hereof (the “Environmental Indemnity”), that certain Amended and Restated Guaranty of Borrower’s Recourse Liabilities dated the date hereof (the “Exceptions to Non-Recourse Guaranty”) and that certain Limited Guaranty dated the date hereof (the “Scripps Guaranty”); and

WHEREAS, simultaneously with the execution and delivery hereof, Borrower, Lender and UNION BANK OF CALIFORNIA, N.A., a national association, having its principal place of business at 120 S. San Pedro St., Suite 400, Los Angeles, CA 90012 (“Escrow Holder”) have entered into that certain Amended and Restated Real Estate Tax Pledge and Security Agreement dated the date hereof (the “Escrow Agreement”) (Note No. 1 as modified hereby, Note No. 2, the Deed of Trust as modified hereby, the Assignment as modified hereby, the Environmental Indemnity, the Exceptions to Non-Recourse Guaranty, the Scripps Guaranty and the Escrow Agreement and all other documents delivered to or held by Lender in connection with the Notes and the Deed of Trust being hereinafter collectively called the “Loan Documents”);

NOW, THEREFORE, in consideration of the sum of ONE DOLLAR ($1.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Trustee and Lender hereby agree as follows:

1. The respective definitions of “Loan No. 2” and “Note No. 2”, as set forth above, are incorporated by reference into Note No. 1, the Deed of Trust and the Assignment. The terms “Note” and “Notes” as used in the Loan Documents and herein shall hereafter be deemed to mean collectively Note No. 1 (as modified hereby) and Note No. 2 (except that references in Note No. 1 to “this Note” shall be references to Note No. 1 only and references in Note No. 2 to “this Note” shall be references to Note No. 2 only). The term “Note No. 1” as used in the Loan Documents and herein shall hereafter be deemed to mean Note No. 1 as modified hereby. The term “Loan” as used in the Loan Documents shall hereafter be deemed to mean collectively the loan evidenced by Note No. 1 and the loan evidenced by Note No. 2. The term “Deed of Trust” as used in the Loan Documents and herein shall hereafter be deemed to mean the Deed of Trust as modified hereby. The term “Assignment” as used in the Loan Documents and herein shall hereafter be deemed to mean the Assignment as modified hereby. The terms “Environmental Indemnity”, “Exceptions to Non-Recourse Guaranty”, “Scripps Guaranty” and “Escrow Agreement” as used herein and in the Loan Documents shall have the respective meanings set forth above. The term “Default Interest Rate” as used in the Loan Documents shall hereafter mean the lesser of (i) 10.39% per annum (except that such rate as

2

used in the Scripps Guaranty shall be 9.95% per annum) and (ii) the Maximum Interest Rate (as defined in the Deed of Trust).

2. Sections 2 and 3 of Note No. 1 are modified to read in their entirety as set forth in Attachment 1 hereto.

3.	The Deed of Trust is modified as follows:

a.	The Deed of Trust shall hereafter secure the principal balances of Note No. 1 and Note No. 2, the interest payable under Note No. 1 at the Floating Interest Rate and the Fixed Interest Rate (each as defined in Note No. 1) and the interest payable under Note No. 2 at the Floating Interest Rate and the Fixed Interest Rate (each as defined in Note No. 2) and any other sums which could be deemed to be interest under the Law, the Late Charges set forth in Note No. 1 and Note No. 2, the Prepayment Premiums set forth in Note No. 1 and Note No. 2, the Expenses (as defined in the Deed of Trust), any additional advances made by Lender in connection with the Property or the Loan and all other amounts payable under the Loan Documents (collectively, the “Debt”) and shall also hereafter secure both the timely payment of the Debt as and when required and the timely performance of all other obligations and covenants to be performed under the Loan Documents (collectively, the “Obligations”). The terms “Debt” and “Obligations” as used in the Deed of Trust shall hereafter have the meanings set forth above. The lien of the Deed of Trust shall hereafter secure the payment of the aggregate indebtedness evidenced by Note No. 1 and Note No. 2 in accordance with each of their respective terms, without preference, priority or distinction as to the lien or otherwise of any one note over the other by reason of the priority of execution thereof.

b.	The lien of the Deed of Trust is hereby spread to cover all of the real property located in the City of San Diego, County of San Diego, State of California described in Exhibit A hereto and all of the other property described in Attachment 2 hereto. Exhibit A hereto and Schedule 1 hereto are substituted respectively for the existing Exhibit A and the existing Schedule 1 of the Deed of Trust. Without limiting the foregoing, all definitions of terms set forth in revised Article II of the Deed of Trust as set forth in Attachment 2 hereto (including the definitions of “Property”, “Improvements”, and “Fixtures and Personal Property”) shall supersede the existing definitions of those same terms in the Deed of Trust. The term “Land” as used in the Deed of Trust shall hereafter mean all of the real property described in Exhibit A hereto.

c.	Section 5.7 is modified and restated in its entirety to read as follows:

“5.7 Parking. Borrower will provide, maintain, police and light parking areas within the Property, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate, for the exclusive use of the Property the greatest of: (i) the number

3

of parking spaces required by Law; (ii) the number of parking spaces required by the Leases and the Property Documents; or (iii) a number of parking spaces equal to the product of (x) 3.5 multiplied by (y) the aggregate number of square feet of gross floor area on the Property divided by 1,000; provided that, Borrower may make 125 of the parking spaces on the Property available for the use of Parcels C & D to the extent required under (and as defined in) that certain Agreement between Landowners including Covenants, Conditions and Restrictions and Grants of Easements for Carmel Center and Including Amendment and Restatement of Former Declaration and Termination of Prior Grants of Easements recorded in the Official Records on March 25, 2002 as Document No. 2002-0245385, as amended (which right shall in no event be deemed as limiting Borrower’s obligation to provide the minimum number of spaces set forth in clauses (i), (ii) and (iii) above). In furtherance and not in limitation of the foregoing, in the event any portion of the Property is at any time released from the lien of this Deed of Trust, the Borrower shall not consent to, or permit, any restriction on the use of the parking spaces located on the Property that makes a disproportionately large number of parking spaces (based on the number of square feet of gross floor area) available to users of such released portion of the Property. The parking areas will be reserved and used exclusively for ingress, egress and parking for Borrower and the tenants under the Leases and their respective employees, customers and invitees and in accordance with the Leases and the Property Documents.”

d.	Section 7.4 (ix) is hereby modified and restated in its entirety to read as follows:

“(ix)	the annual Rents (excluding security deposits) under Leases in effect on the date of the Destruction Event are providing a debt service coverage ratio for the annual Debt Service Payments on the Notes of 1.15:1.0 after payment of the annual Allocable Insurance Premium Amount, and annual Impositions and operating expenses of the Property (including ground rent, if any), provided that, if the Rents do not provide such debt service coverage, then Borrower expressly authorizes and directs Lender to apply an amount from the Proceeds to a reduction of the principal amount of the Notes, pro rata based on the respective principal balance of each Note, in order to reduce the annual Debt Service Payments on the Notes sufficiently for such debt service coverage to be achieved. The reduction of the Debt Service Payments under each of Note No. 1 and Note No. 2 will be calculated using interest at the respective Fixed Interest Rate of each Note and an amortization schedule that will achieve the same proportionate amortization of principal of each of Note No. 1 and Note No. 2 over the then remaining Term as would have been achieved had the principal amount of the Notes and the originally scheduled Debt Service Payments not been reduced. Borrower will execute any documentation that Lender deems reasonably necessary to evidence the reduced principal amount and debt service payments under the Notes.”

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e.	Section 12.4 is modified by deleting the phrase “the second anniversary of the first date specified in Section 1(a)(ii) of the Note” and substituting “September 1, 2006” therefor and by deleting the reference to “four (4)” in the third line and substituting “five (5)” therefor.

f.	Section 12.4 (xiv) is modified and restated to read as follows:

“(xiv)	prior to or concurrently with the reconveyance, Borrower pays to Lender both (a) an amount (the “Note No. 1 Reconveyance Amount”) equal to the product of the Allocated Loan Amount (as defined below) and a fraction whereby the numerator is equal to the outstanding principal balance of Note No. 1 and the denominator is equal to the aggregate outstanding principal balance of the Notes and (b) an amount (the “Note No. 2 Reconveyance Amount”) equal to the product of the Allocated Loan Amount and a fraction whereby the numerator is equal to the outstanding principal balance of Note No. 2 and the denominator is equal to the aggregate outstanding principal balance of the Notes, each of which payments shall be applied to the partial prepayment of the outstanding principal amount of the respective Note (without premium for such prepayment other than the Reconveyance Premium). Allocated Loan Amount means an amount equal to 110% of the product of (x) the aggregate outstanding principal balance of the Notes as of the date of the reconveyance (prior to taking the payment of the Allocated Loan Amount into account), multiplied by (y) the ratio corresponding to the Release Parcel as set forth on Schedule 1 attached hereto (which ratio represents the portion of the original principal amount of the Loan allocated to the Release Parcel);”

g.	Section 12.4 (xvii) is hereby modified by adding the word “aggregate” before the phrase “Debt Service Payments”.

h.	The definitions of the following terms set forth in Exhibit B to the Deed of Trust are modified to read as follows:

“Debt Service Payments” is defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in Note No. 1 and Note No. 2. However: (i) the term “Debt Service Payments”, as used in Note No. 1, shall be defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in Note No. 1; and (ii) the term “Debt Service Payments”, as used in Note No. 2, shall be defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in Note No. 2.

“Fixed Interest Rate” is defined as 5.57% in the case of Note No. 1, and 4.95% in the case of Note No. 2.

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“Reconveyance Premium” is defined in the respective Notes.

“Principal” is defined as the aggregate principal balance of Note No. 1 and Note No. 2 that is outstanding from time to time. However: (i) the term “Principal”, as used in Note No. 1, shall be defined as the principal balance of Note No. 1 from time to time; and (ii) the term “Principal”, as used in Note No. 2, shall be defined as the principal balance of Note No. 2 from time to time.

“Term” is defined as the scheduled term of this Deed of Trust, commencing on February 3, 2004 and terminating on the Maturity Date.

4.	The Assignment is modified as follows:

a.	The Assignment shall hereafter secure the payment of the aggregate indebtedness evidenced by Note No. 1 and Note No. 2 in accordance with each of their respective terms, without preference, priority or distinction as to the lien or otherwise of any one Note over the other by reason of the priority of execution thereof.

b.	The term “Land” as used in the Assignment shall hereafter mean all of the real property described in Exhibit A hereto. The term “Property” as used in the Assignment shall hereafter have the meaning set forth in Article II of the Deed of Trust as modified by paragraph 3b of this Agreement. All other modified definitions set forth in paragraph 3 of this Agreement are likewise incorporated into the Assignment by reference. Article II of the Assignment is restated as set forth on Attachment 3 hereto, incorporating therein those modified definitions. The property assigned under Article II of the Assignment is modified and spread to cover all of the Assigned Property (as defined in the Assignment and modified hereby) and other property assigned thereby, including without limitation all Leases (as defined in the Assignment and modify hereby) and the immediate and continuing right to collect and receive all present and future Rents (as defined in the Assignment and modified hereby).

5. Borrower represents and warrants to Lender as of the date hereof: that the Loan Documents (as defined in the final recital above) are in full force and effect and unmodified (except to the extent expressly modified hereby); that Borrower is not in default under any of the Loan Documents; that Borrower has no defense or right of offset to the payment of the indebtedness evidenced and secured by any of the Loan Documents; that the Deed of Trust is a valid and subsisting first lien on the property referred to in the Deed of Trust (subject only to the liens and encumbrances set forth on Schedule B, Part I of the title insurance policy issued to Lender that insures that lien, and to Permitted Liens); and that the sum of $81,000,000.00 is outstanding under Note No.1.

6. This Agreement is governed by the laws of the state of California.

6

7. Except as modified hereby, Note No. 1, the Deed of Trust, the Assignment, and the other Loan Documents and all of the terms, covenants, provisions, conditions and warranties thereof are hereby ratified and affirmed and shall continue in full force and effect.

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This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and Trustee and their respective successors and assigns.

KILROY REALTY, L.P., a Delaware limited partnership

By:	KILROY REALTY CORPORATION, a Maryland corporation, its general partner

	By:	/s/ Tyler H. Rose
	Name:	Tyler H. Rose
	Its:	Senior Vice President and Treasurer

	By:	/s/ Timothy M. Schoen
	Name:	Timothy M. Schoen
	Its:	Vice President – Corporate Finance

CHICAGO TITLE COMPANY

By:	/s/ Rosie Sierra

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Judith L. King

8

ACKNOWLEDGMENTS

STATE OF CALIFORNIA	)
) SS:
COUNTY OF ORANGE	)

On 3/26/04, before me, the undersigned, a Notary Public in and for said State, personally appeared Tyler H. Rose, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: /s/ Leann E. Guggenmos

Leann E. Guggenmos	[Seal]

Name (Typed or Printed)

STATE OF NEW YORK	)
) SS:
COUNTY OF NEW YORK	)

On March 28, 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Judith L. King, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

/s/ Elodia Martinez	[Seal]

Name (Typed or Printed)

STATE OF NEW YORK

9

STATE OF CALIFORNIA)

COUNTY OF ORANGE)

On 3/26/04, before me, Leann E. Guggenmos, a Notary Public in and for said State, personally appeared Timothy M. Schoen, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Leann E. Guggenmos	(Seal)	[Seal]

STATE OF NEW YORK)

COUNTY OF NEW YORK)

On                         , 200     before me,                                         , a Notary Public in and for said State, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	(Seal)

10

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN DIEGO	)

On March 29, 2004                             , before me,         Renee A. K. Marshall                                                  ,

(Name And Title Of Officer)

personally appeared     Rosie Sierra                                                              ,

☐	personally known to me

☐	proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Renee. A. K. Marshall

Signature Of Notary

[SEAL]

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Attachment 1

Sections 2 and 3 of Note No. 1

Section 2. Prepayment Provisions.

(a) The following definitions apply:

“Discount Rate” means the yield on a U.S. Treasury issue selected by Lender, as published in The Wall Street Journal two weeks prior to the date as of which the applicable Prepayment Premium, Evasion Premium or Reconveyance Premium, as the case may be, is calculated (as specified below), having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.

“Default Discount Rate” means the Discount Rate less 300 basis points.

“Discounted Value” means the Discounted Value of a Note Payment based on the following formula:

NP
(1 + R/12)[n]	=	Discounted Value

where:

NP	=	amount of Note Payment

R	=	Prepayment Discount Rate, Default Discount Rate or Reconveyance Discount Rate, as the case may be.

n	=	the number of months between the date as of which a Prepayment Premium, Evasion Premium or Reconveyance Premium, as the case may be, is calculated (as specified below) and the scheduled date of the Note Payment being discounted rounded to the nearest integer

“Evasion Premium” means, with respect to any prepayment or Acceleration giving rise to such Evasion Premium that occurs (i) prior to the Permitted Prepayment Date (as defined below), the greater of the following, calculated as of the date of the applicable prepayment or Acceleration: (x) an amount equal to the product of one percent (1%) plus 300 basis points times the Prepayment Date Principal, and (y) the amount by which the sum of the Discounted

Values of the Note Payments, determined by using the Default Discount Rate, exceeds the Prepayment Date Principal, and (ii) on or after the Permitted Prepayment Date, an amount equal to the Prepayment Premium. In order to calculate the amount in clause (y) above, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together.

“Note Payments” means (i) the scheduled Debt Service Payments for the period from the date as of which the Prepayment Premium, Evasion Premium or Reconveyance Premium is calculated (as specified below) through the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

“Prepayment Date Principal” means the Principal outstanding under this Note on the date as of which a Prepayment Premium or Evasion Premium is calculated (as specified below).

“Prepayment Discount Rate” means the Discount Rate plus 25 basis points.

“Prepayment Premium” means the greater of the following, calculated as of the date of the applicable prepayment or Acceleration: (i) an amount equal to the product of one percent (1%) times the Prepayment Date Principal and (ii) the amount by which the sum of the Discounted Values of Note Payments, derived by using the Prepayment Discount Rate, exceeds the Prepayment Date Principal. In order to calculate the amount in clause (ii) above, each remaining Note Payment will be discounted and the resulting Discounted Values will be added together.

“Reconveyance Discount Rate” means the Discount Rate plus 25 basis points.

“Reconveyance Premium” means the greater of the following, calculated as of the date of such prepayment: (i) an amount equal to the product of one percent (1%) times the Note No. 1 Reconveyance Amount (as defined in the Deed of Trust) and (ii) the amount by which the sum of the Discounted Values of those portions of the Note Payments that are attributable to the Note No. 1 Reconveyance Amount, derived by using the Reconveyance Discount Rate, exceeds such Note No. 1 Reconveyance Amount. In order to calculate the amount in clause (ii) above, that portion of each remaining Note Payment attributable to the Note No. 1 Reconveyance Amount will be discounted and the resulting Discounted Values will be added together.

(b) This Note may not be prepaid in full or in part before the date (the “Permitted Prepayment Date”) that is thirty (30) months after the first date specified in Section 1(a)(i) above. Commencing on the Permitted Prepayment Date, this Note may be prepaid only as follows:

(i) Provided there is no Event of Default, Borrower may prepay this Note in full, but not in part, upon not less than 60 days prior notice to Lender, provided Note No. 2 is simultaneously prepaid in full and not in part, and upon payment in full of the Debt then due and owing on the date of such prepayment, which will include (A) the

12

prepayment premium required under Note No. 2 and (B) the Prepayment Premium for this Note calculated as of the date of such prepayment.

(ii) Provided there is no Event of Default, this Note may be prepaid in full, but not in part, upon payment in full of the Debt then due and owing on the date of such prepayment, without payment of the Prepayment Premium, provided Note No. 2 is simultaneously prepaid in full (but without payment of any prepayment premium under Note No. 2), during the last 90 days of the Term upon not less than 3 Business Days notice to Lender.

(iii) Provided there is no Event of Default, Borrower may prepay this Note, in part, in the amount of the Note No. 1 Reconveyance Amount pursuant to the terms of the Section of the Deed of Trust entitled “Reconveyance Rights,” upon payment in full of the Note No. 1 Reconveyance Amount and all other amounts due and payable under this Note at the time of such prepayment, which will include a Reconveyance Premium calculated as of the date of such prepayment, provided that Note No. 2 is simultaneously prepaid in part pursuant to Section 2. (b) (iii) of Note No. 2 in the amount of the Note No. 2 Reconveyance Amount, and provided that Borrower simultaneously pays to the Lender the prepayment premium required under Section 2. (b) (iii) of Note No. 2. In the event of any partial prepayment of the Note expressly permitted pursuant to the foregoing, the monthly payments due thereafter under this Note pursuant to Section 1(a)(ii) above shall be reduced so as to equal the monthly payment amount which would fully amortize the then-remaining Principal at the Interest Rate in blended level payments over the number of full calendar months between the date of such partial prepayment and September 1, 2034, all as determined by Lender (provided that, the foregoing provision shall in no event be interpreted as extending the maturity date of the loan beyond the “Maturity Date” set forth in Section 1(b) above).

(c) After an Acceleration or upon any other prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any judgment of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale) and any tender of payment made during any redemption period after foreclosure, will include an Evasion Premium, calculated as of the date of the Acceleration or the date of such unpermitted prepayment, as the case may be.

(d) Borrower acknowledges that:

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(i) a prepayment of this Note without payment of the Prepayment Premium, Reconveyance Premium or Evasion Premium (the “Premiums”), as applicable, will cause damage to Lender;

(ii) the Premiums are intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid without payment of the applicable Premium;

(iii) it will be extremely difficult and impracticable to ascertain the extent of Lender’s damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

(iv) the Premiums represent Lender and Borrower’s reasonable estimate of Lender’s damages for a prepayment and is not a penalty.

(e) BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT LENDER WOULD NOT LEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE WITHOUT (1) BORROWER’S WAIVER OF ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (2) BORROWER’S AGREEMENT, AS SET FORTH ABOVE, TO PAY LENDER THE APPLICABLE PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED HEREBY FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER OR UNDER THE DEED OF TRUST, INCLUDING WITHOUT LIMITATION A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY ENCUMBERED BY THE DEED OF TRUST WHICH IS NOT PERMITTED THEREBY, AND BORROWER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON BORROWER’S BEHALF TO SEPARATELY EXECUTE THE AGREEMENT CONTAINED IN THIS PARAGRAPH, IN COMPLIANCE WITH CALIFORNIA CIVIL CODE SECTION 2954.10. BY PLACING ITS SIGNATURE BELOW, BORROWER ACKNOWLEDGES THAT (I) THE GENERAL PARTNERS, PRINCIPALS OR MEMBERS, AS THE CASE MAY BE, OF BORROWER ARE KNOWLEDGEABLE REAL ESTATE DEVELOPERS OR INVESTORS, (II) BORROWER FULLY UNDERSTANDS THE EFFECT OF THE ABOVE WAIVER, (III) THE MAKING OF THE LOAN BY LENDER AT THE RATE SET FORTH ABOVE IS SUFFICIENT CONSIDERATION FOR SUCH WAIVER,

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AND (IV) LENDER WOULD NOT MAKE THE LOAN WITHOUT SUCH WAIVER.

KILROY REALTY, L.P., a Delaware limited partnership

By:	KILROY REALTY CORPORATION, a Maryland corporation, its general partner

By:	/s/ Tyler H. Rose

Name:	Tyler H. Rose
Its:	Senior Vice President and Treasurer

By:	/s/ Timothy M. Schoen

Name:	Timothy M. Schoen
Its:	Vice President – Corporate Finance

Section 3. Events of Default:

(a)	It is an “Event of Default” under this Note:

(i) if Borrower fails to pay any amount due, as and when required, under this Note, Note No. 2 or any other Loan Document and the failure continues for a period of 5 days; or

(ii) if an Event of Default occurs under (and as defined in) any other Loan Document.

(b)	If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable (“Acceleration”) and exercise any of the other Remedies.

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Attachment 2

(Deed of Trust)

ARTICLE II

GRANTING CLAUSES

Section 2.1 Encumbered Property. Borrower irrevocably grants, mortgages, warrants, conveys, assigns and pledges to Trustee in trust, WITH POWER OF SALE, and grants to Lender a security interest in, the following property, rights, interests and estates now or in the future owned or held by Borrower (the “Property”) for the uses and purposes set forth in this Deed of Trust (capitalized terms used in this Section 2.1 and not otherwise defined in this Deed of Trust have the meaning ascribed to them in the Uniform Commercial Code):

(i)	the Land;

(ii)	all buildings and improvements located on the Land (the “Improvements”);

(iii)	all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, in each instance adjoining or otherwise appurtenant to or benefiting the Land or the Improvements;

(iv)	all materials intended for construction, re-construction, alteration or repair of the Improvements, such materials to be deemed included in the Land and the Improvements immediately on delivery to the Land; all fixtures and personal property that are attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by tenants), including: furniture; furnishings; machinery; motors; elevators; fittings; microwave ovens; refrigerators; office systems and equipment; plumbing, heating, ventilating and air conditioning systems and equipment; maintenance and landscaping equipment; lighting, cooking, laundry, dry cleaning, refrigerating, incinerating and sprinkler systems and equipment; telecommunications systems and equipment; computer or word processing systems and equipment; security systems and equipment; all Goods, including Fixtures, Equipment and Consumer Goods attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned by Tenants); and

16

equipment leases for any of the property described in this subsection (the “Fixtures and Personal Property”);

(v)	all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting Borrower or the Land, the Improvements or the Fixtures and Personal Property, expressly excluding the Leases (the “Property Documents”);

(vi)	all Inventory (including all Goods, merchandise, raw materials, incidentals, office supplies and packaging materials) held for sale, lease or resale or furnished or to be furnished under contracts of service, or used or consumed in the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, all Documents of title evidencing any part of any of the foregoing and all returned or repossessed Goods arising from or relating to any sale or disposition of Inventory;

(vii)	all General Intangibles relating to the Land, the Improvements or the Fixtures and Personal Property, including choses in action and causes of action (except those personal to Borrower), corporate and other business records, Software, inventions, designs, promotional materials, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, claims for refunds or rebates of taxes, insurance surpluses, refunds or rebates of taxes and any letter of credit, guarantee, claim, security interest or other security held by or granted to Borrower to secure payment by an account debtor of any of the accounts of Borrower arising out of the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, and documents covering all of the foregoing; all accounts, accounts receivable, documents, instruments, money, deposit accounts, funds deposited in accounts established with a bank, savings and loan association, trust company or other financial institution in connection with the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, including any reserve accounts or escrow accounts, and all investments of the funds and other General Intangibles;

(viii)	all awards and other compensation paid after the date of this Deed of Trust for any Condemnation (the “Condemnation Awards”);

(ix)	all proceeds of and all unearned premiums on the Policies arising from or relating to the Property (the “Insurance Proceeds”);

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(x)	all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Land, the Improvements or the Fixtures and Personal Property;

(xi)	all books, records and other information, wherever located, which are in Borrower’s possession, custody or control or to which Borrower is entitled at law or in equity and which are related to the Property, including all computer or other equipment used to record, store, manage, manipulate or access the information;

(xii)	all deposits held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments, together with interest thereon, if any (the “Accumulations”), and the account or accounts in which such deposits are or may be held;

(xiii)	without limiting the above, all Goods, Accounts, Documents, Instruments, Money, Deposit Accounts, Chattel Paper, Letter-of-Credit Rights, Investment Property, General Intangibles and Supporting Obligations in any way relating to any of the property described in this Section (including the design, development, construction, improvement, equipping, furnishing, use, operation, management, occupancy, financing or sale thereof); and

(xiv)	all after-acquired title to or remainder or reversion in any of the property described in this Section; all Proceeds (excluding, however, sales or other dispositions of Inventory in the ordinary course of the business of operating the Land or the Improvements), replacements, substitutions, products, accessions and increases within any one or more of the following types of collateral: Goods, Equipment, Inventory, Instruments, Chattel Paper, Letter-of-Credit Rights, Documents, Accounts, Deposit Accounts or General Intangibles, all additions, accessions, and extensions to, improvements of and substitutions or replacements in each case for any of the Property described in this Section; and any and all additional lands, estates, interests, rights or other property acquired by Borrower after the date of this Deed of Trust for use in connection with the Land and Improvements, all without the need for any additional mortgage, assignment, pledge or conveyance to Lender but Borrower will execute and deliver to Lender, upon Lender’s request, any documents reasonably requested by Lender to further evidence the foregoing.

Section 2.2 Habendum Clause. [Intentionally Deleted]

Section 2.3 Security Agreement.

(b) The Property includes both real and personal property and this Deed of Trust is a real property deed of trust and also a “security agreement” and a “financing

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statement” within the meaning of the Uniform Commercial Code. By executing and delivering this Deed of Trust, Borrower grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that any of the Property may be subject to the Uniform Commercial Code.

(a) Borrower desires and intends that this Deed of Trust also constitute a Fixture Filing between Borrower as debtor and Lender as secured party, as defined in Section 9102 of the California Commercial Code. To this end, Borrower acknowledges that (i) this Deed of Trust covers goods which are or are to become fixtures on the Land; (ii) this Deed of Trust is to be recorded; (iii) Borrower is the record owner of such property; and (iv) products of collateral are also covered. Except as otherwise provided in the Loan Documents and subject to any Permitted Exceptions and Permitted Liens, no financing statement in favor of any secured party other than Lender covering the personal property described herein or any portion thereof is on file in any public office. Borrower will not remove or permit the removal of the collateral or any part thereof without the prior written permission of Lender, provided that obsolete and worn-out articles may be removed concurrently with the replacement or renewal thereof with property of at least equal value or usefulness in the operation of the Property without Lender’s consent. This Deed of Trust constitutes a fixture filing statement under the Laws of the State of California and for that purpose, (x) the following information is set forth, and (y) Borrower represents that the following information set forth in clauses (i), (v) and (vi) is true and correct:

(i)	The exact legal name and address of Debtor is: Kilroy Realty, L.P., 11220 West Olympic Boulevard, Suite 200, Los Angeles, CA, 90064.

(ii)	Name and address of Secured Party: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, NY, 10017.

(iii)	Description of the types (or items) of property covered by this Financing Statement: all of the property described in subsections (ii) through (xiv), inclusive, of the Section entitled “Encumbered Property” described or referred to herein and included as part of the Property.

(iv)	Description of real estate to which collateral is attached or upon which it is located: Described in Exhibit A.

(v)	Federal Identification Number of Debtor: 95-4612685.

(vi)	Debtor’s chief executive office is located in the State of California, and Debtor’s state of organization is the State of Delaware.

Section 2.4 Conditions to Grant. This Deed of Trust is made on the express condition that if Borrower pays and performs the Obligations in full in accordance with the Loan Documents, then unless expressly provided otherwise in the Loan Documents, the Loan Documents will be released at Borrower’s expense.

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Attachment 3

ARTICLE II

GRANTING CLAUSES

Section 2.1. Assignment.

(a) In consideration of the Debt, Borrower irrevocably, absolutely, presently, unconditionally and not merely as additional security for the payment and performance of the Obligations, sells, assigns, sets over and delivers to Lender the following property, rights, interests and estates now or in the future owned or held by Borrower (the “Assigned Property”), for Lender’s uses and purposes as set forth in this Assignment, subject to the license granted by Lender to Borrower in this Assignment to collect and receive the Rents until an Event of Default occurs:

(i) all present and future leases, subleases, licenses and other agreements relating to the use and occupancy of the Property, including all amendments to the leases, subleases, licenses and other agreements in existence on the date of this Assignment (the “Leases”);

(ii) the immediate and continuing right to collect and receive all present and future rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, royalties, revenues, parking fees, security deposits and other consideration under or in connection with the Leases or otherwise derived from the use and occupancy of the Property, including contributions to expenses by present and future tenants, subtenants, licensees and other occupants of the Property (the “Tenants”), and all other fees, charges, accounts, accounts receivable or payments payable to or for the benefit of Borrower by Tenants including liquidated damages following a default under a Lease, any termination, cancellation, modification or other fee or premium payable by Tenants for any reason, and the proceeds of rental insurance (the “Rents”);

(iii) all present and future guarantees or other credit enhancements given to Borrower in connection with any Tenant’s performance under any of the Leases; and

(iv) all rights or causes of action that Borrower now or hereafter may have against any Tenant.

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(b) Borrower further assigns, transfers and sets over to Lender all of Borrower’s right, title and interest in and to all claims and rights to the payment of money at any time arising in connection with any rejection or breach of any of the Leases by a Tenant or trustee of the Tenant under Section 365 of the Bankruptcy Code, 11 U.S.C. §365, including all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Tenant or trustee in respect of the leased premises following the entry of an order for relief under the Bankruptcy Code in respect of such lessee and all rentals and other charges outstanding under the Lease as of the date of entry of such order for relief.

(c) Lender’s acceptance of this Assignment, with all of the rights, powers, privileges and authority so created, will not, prior to Lender’s entry upon and taking possession of the Property, be deemed to constitute Lender a mortgagee-in-possession, will not obligate Lender to appear in or defend any action or proceeding relating to the Leases or to take any action under this Assignment, to expend any money or incur any expenses under the Leases or this Assignment, to perform or discharge any obligation under the Leases or to assume any obligation for security deposits or other deposits delivered to Borrower by any Tenant and not delivered to Lender and Lender will not be liable for any injury or damage to person or property sustained in or about the Property, except to the extent caused by Lender’s gross negligence or willful misconduct.

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Exhibit A

LEGAL DESCRIPTION

DESCRIPTION OF REAL PROPERTY

THE FOLLOWING LAND SITUATED IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL A: (ASSESSOR’S PARCEL NO. 307-410-12)

PARCEL 1 OF PARCEL MAP NO. 17382, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JUNE 30, 1994 AS FILE NO. 1994-0414824 OF OFFICIAL RECORDS.

PARCEL B: (ASSESSOR’S PARCEL NO. 307-410-15 THROUGH 18, 20 AND 21 [ADD])

PARCELS 1 THROUGH 7 INCLUSIVE OF PARCEL MAP NO. 18350 IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON SEPTEMBER 30, 1999 AS FILE NO. 1999-0664638 OF OFFICIAL RECORDS.

PARCEL C:

NON-EXCLUSIVE EASEMENTS OVER AND ACROSS THE COMMON AREA, AS CONVEYED, SET FORTH AND DESCRIBED IN THAT CERTAIN “AGREEMENT BETWEEN LANDOWNERS INCLUDING COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS FOR CARMEL CENTER AND INCLUDING AMENDMENT AND RESTATEMENT OF FORMER DECLARATION AND TERMINATION OF PRIOR GRANTS OF EASEMENTS” DATED AS OF MARCH 22, 2002, EXECUTED BY KILROY REALTY, L.P., A DELAWARE LIMITED PARTNERSHIP, RECORDED MARCH 25, 2002, AS INSTRUMENT NO. 2002-0245385 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, CALIFORNIA.

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SCHEDULE 1

Parcels and Ratios

PARCEL	RATIO

1. That property described as Parcel 2 of Parcel Map 18350 on Exhibit A attached hereto (and commonly referred to as 3611 Valley Centre Drive).	$25,000,000

$115,000,000

2. That property described as Parcel 3 of Parcel Map 18350 on Exhibit A attached hereto (and commonly referred to as 3661 Valley Centre Drive).	$23,000,000

$115,000,000

3. That property described as Parcel 4 of Parcel Map 18350 on Exhibit A attached hereto (and commonly referred to as 3721 Valley Centre Drive).	$22,000,000

$115,000,000

4. That property described as Parcel 1 of Parcel Map 17382 on Exhibit A attached hereto (and commonly referred to as 3579 Valley Centre Drive).	$11,000,000

$115,000,000

5. That property described as Parcel 5 of Parcel Map 18350 on Exhibit A attached hereto (and commonly referred to as 3811 Valley Centre Drive).	$34,000,000

$115,000,000

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